SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SCUDDER MG INVESTMENTS TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

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(2)	Form, Schedule or Registration Statement No.:

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Questions & Answers

GLOBAL/INTERNATIONAL FUND, INC.

Scudder Emerging Markets Income Fund

Scudder Global Bond Fund

SCUDDER ADVISOR FUNDS III

Scudder Lifecycle Long Range Fund

SCUDDER MG INVESTMENTS TRUST

Scudder Fixed Income Fund

Scudder International Select Equity Fund

Scudder Short Duration Fund

SCUDDER PORTFOLIO TRUST

Scudder Income Fund

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here’s a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

Q&A

Q What issues am I being asked to vote on?

A You are being asked to vote on some or all of the following issues:

■

to approve an Amended and Restated Investment Management Agreement between your Fund and its investment adviser, Deutsche Asset Management, Inc. (“DeAM, Inc.”) (for Scudder Fixed Income Fund and Scudder Short Duration Fund) or

Q&A continued

Deutsche Investment Management Americas Inc. (“DeIM”) (for Scudder Emerging Markets Income Fund, Scudder Global Bond Fund and Scudder Income Fund) (each of DeAM, Inc. and DeIM are referred to as an “Investment Adviser” and together as the “Investment Advisers”) (all funds except Scudder Lifecycle Long Range Fund and Scudder International Select Equity Fund);

■	to approve a new Sub-Advisory Agreement with a subsidiary of Aberdeen Asset Management PLC (all funds except Scudder International Select Equity Fund);

■	for Scudder Income Fund shareholders only, to approve a new Sub-Sub-Advisory Agreement between Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services Limited; and

■	for Scudder International Select Equity Fund shareholders only, to approve a new Investment Advisory Agreement between the Fund and DeAM, Inc.

The Board of Trustees/Directors of your Fund recommends that you vote “FOR” these proposals.

Q Why am I being asked to vote on Amended and Restated Investment Management Agreements, new Sub-Advisory Agreements and (for Scudder Income Fund) a new Sub-Sub-Advisory Agreement?

A On July 7, 2005, Deutsche Bank AG (“Deutsche Bank”), the parent company of the Investment Advisers, entered into an agreement with Aberdeen Asset Management PLC (“Aberdeen PLC”) to sell parts of its asset management business and related assets based in London and Philadelphia (the “Aberdeen Transaction”). Upon the completion of this transaction, Deutsche Asset Management Investment Services Limited (“DeAMIS”), the Deutsche Bank subsidiary through which the London-based institutional asset management businesses for U.S. clients are conducted, will become a direct wholly owned subsidiary of Aberdeen PLC and its name will be changed to Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”). As part of the Aberdeen Transaction, the members of the Philadelphia-based Fixed Income team and DeAMIS, who manage all or a portion of the assets of your Fund, will become employees of subsidiaries of Aberdeen

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PLC. The Investment Advisers and Aberdeen PLC have advised your Fund’s Board that these same individuals would continue to be responsible for the management of the Fund’s assets if the Sub-Advisory Agreement applicable to your Fund (and the Sub-Sub-Advisory Agreement, discussed below, for Scudder Income Fund) is approved.

We are also recommending that you approve an Amended and Restated Investment Management Agreement for your Fund. The Amended and Restated Investment Management Agreement will be substantially identical to the current investment management agreement, except that the Amended and Restated Investment Management Agreement will contain a specific provision permitting the Investment Adviser to delegate some or all of its duties (under its supervision) to a non-affiliated sub-adviser. This change is intended to facilitate the appointment of an Aberdeen subsidiary as sub-adviser to your Fund should shareholders approve the new Sub-Advisory Agreements.

For shareholders of Scudder Income Fund only, we are recommending that you approve a new Sub-Sub-Advisory Agreement between Aberdeen Asset Management Inc. (“AAMI”), the subsidiary of Aberdeen PLC that is proposed to serve as the Fund’s sub-adviser, and Aberdeen IS. The Sub-Sub-Advisory Agreement will permit AAMI to delegate certain investment advisory and portfolio management responsibilities to Aberdeen IS under the supervision of the Fund’s Board of Trustees and the Investment Adviser.

For shareholders of the Scudder International Select Equity Fund only, we are recommending that you approve a new Investment Advisory Agreement between the Fund and DeAM, Inc. Prior to September 30, 2005, DeAMIS served as the Fund’s investment adviser. DeAM, Inc. currently serves as the Fund’s investment adviser pursuant to an interim investment advisory agreement. As noted above, upon the completion of the Aberdeen Transaction, DeAMIS will become a direct wholly owned subsidiary of Aberdeen PLC. The Board recommends approval of a new Investment Advisory Agreement with DeAM, Inc. that is substantially similar to the prior advisory agreement with DeAMIS and the interim agreement with DeAM, Inc., except that the new agreement will contain a specific provision permitting DeAM, Inc. to delegate some

Q&A continued

or all of its duties to a non-affiliated sub-adviser, and except that the new agreement will have different dates of effectiveness and termination.

Q Why does the Board of my Fund recommend that I vote for these proposals?

A The Board considered that approval of the Sub-Advisory Agreement with a subsidiary of Aberdeen PLC will permit Fund assets to continue to be managed by members of the same Fixed Income team who currently provide services to the Fund. The Board also considered the nature, scope and quality of the investment management services that the Investment Adviser provides under the current investment management agreement and would provide under the proposed Amended and Restated Investment Management Agreement, and that Aberdeen PLC subsidiaries are proposed to provide to the Funds under the proposed Sub-Advisory Agreements (and the Sub-Sub-Advisory Agreement for the Scudder Income Fund). The Aberdeen PLC subsidiaries that are proposed as sub-advisers are AAMI for the Scudder Fixed Income, Scudder Lifecycle Long Range and Scudder Short Duration Funds; Aberdeen IS for Scudder Emerging Markets Income and Scudder Global Bond Funds; and both Aberdeen IS and AAMI for Scudder Income Fund (AAMI and Aberdeen IS may be referred to collectively as the “Aberdeen Subsidiaries”). If the Aberdeen Sub-Advisory Agreement is approved by shareholders of a Fund, the applicable Aberdeen Subsidiary will be paid for its services by the Investment Adviser from its fee as investment adviser to the Fund. For the Sub-Sub-Advisory Agreement for the Scudder Income Fund, Aberdeen IS will be paid for its services by AAMI from its fee as sub-adviser to the Fund. The investment advisory fees paid by the Fund will not change as a result of the Aberdeen Sub-Advisory Agreement.

With respect to Scudder International Select Equity Fund, the Board considered that the Aberdeen Transaction will result in a complete transfer of ownership of DeAMIS, the Fund’s prior investment adviser, to Aberdeen PLC. The Board recommends that the Fund enter into the proposed Investment Advisory Agreement with DeAM, Inc. The new investment advisory agreement with DeAM, Inc. will have substantially the same terms as the prior investment advisory agreement with DeAMIS and the current interim agreement with DeAM, Inc., except for its dates of effectiveness and termination and

Q&A continued

except that the new agreement will contain a specific provision permitting DeAM, Inc. to delegate some or all of its duties (under its supervision) to a non-affiliated sub-adviser.

Q Will the investment adviser to my Fund remain the same?

A Yes.

Under the Amended and Restated Investment Management Agreement, DeAM, Inc. or DeIM will continue to serve as the investment adviser to your Fund, and for the Scudder Income Fund and Scudder Lifecycle Long Range Fund, will continue to manage a portion of the Fund’s assets. For the Scudder Emerging Markets Income, Scudder Fixed Income, Scudder Global Bond and Scudder Short Duration Funds, the Investment Adviser will no longer have direct responsibility for portfolio management. The Investment Adviser will oversee the management of your Fund’s portfolio by the relevant Aberdeen Subsidiary and will continue to provide the administrative services it currently provides.

For the Scudder International Select Equity Fund, DeAM, Inc. is currently serving as the Fund’s investment adviser under an interim investment advisory agreement, replacing DeAMIS. If the new Investment Advisory Agreement is approved, DeAM, Inc. will continue to serve as the investment adviser. The personnel currently providing investment management services to the Fund will remain the same.

Q Will the investment advisory fees my Fund pays remain the same?

A Yes. The investment advisory fee rate charged under the proposed Amended and Restated Investment Management Agreement with the Investment Adviser, and the proposed Investment Advisory Agreement for International Select Equity Fund, will remain the same as under the current agreements. The fee proposed to be paid to the relevant Aberdeen Subsidiary for its sub-advisory services to the Fund will be paid by the Investment Adviser, not by your Fund. For the Sub-Sub-Advisory agreement for the Scudder Income Fund, Aberdeen IS will be paid for its services by AAMI, not by the Fund.

Q Will my Fund bear the proxy solicitation and other costs associated with this proxy statement?

A No. The Investment Adviser will bear these costs.

Q&A continued

General Questions

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the web site listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, with the enclosed proxy card; or

■	In person at the special meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q I plan to vote by mail. How should I sign my proxy card?

A Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q I plan to vote by telephone. How does telephone voting work?

A To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

Q I plan to vote through the Internet. How does Internet voting work?

A To vote through the Internet, please read and follow the instructions on your enclosed proxy card(s).

Q Whom should I call with questions?

A Please call Computershare Fund Services at 1-866-846-9440 with any additional questions about the Proxy Statement or the procedures to be followed to execute and deliver a proxy.

The attached Proxy Statement contains more detailed information about the proposals relating to your Fund. Please read it carefully.

October 17, 2005

Dear Shareholder:

Your Fund and certain other funds within the Scudder Funds Complex are holding shareholder meetings at which shareholders will be asked to consider:

(1) an amended and restated investment management agreement between your Fund and its investment adviser, Deutsche Asset Management, Inc. (“DeAM, Inc.”) or Deutsche Investment Management Americas Inc. (“DeIM”) (together, referred to as the “Investment Advisers”) (all Funds except Scudder International Select Equity and Scudder Lifecycle Long Range Funds); and

(2) a new sub-advisory agreement with respect to the Fund between the Investment Adviser and a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”) (all Funds except Scudder International Select Equity Fund).

In addition, shareholders of certain Funds are being asked to approve proposals for their Funds, namely:

(3) a new sub-sub-advisory agreement between Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services Limited, if you are a shareholder of Scudder Income Fund; and

(4) a new investment advisory agreement with DeAM, Inc., if you are a shareholder of Scudder International Select Equity Fund.

The Proposals are being made because on July 7, 2005, Deutsche Bank AG (“Deutsche Bank”), the parent company of the Investment Advisers, entered into an agreement with Aberdeen PLC to sell parts of its asset management business and related assets based in London and Philadelphia. As part of this transaction, the members of the Philadelphia-based Fixed Income team and the London-based Fixed Income team, who manage some or all of your Fund’s assets, will become employees of subsidiaries of Aberdeen PLC. The Investment Adviser and Aberdeen PLC have advised your Fund’s Board that these same individuals would continue to be responsible for the management of your Fund’s assets if the sub-advisory agreement (and sub-sub-advisory agreement for Scudder Income Fund) is approved. Your Fund will incur no additional cost as a result of an Aberdeen PLC subsidiary providing sub-advisory services.

Due to this transaction with Aberdeen PLC, we are asking you to approve an amended and restated investment management agreement between your Fund and the Investment Adviser (all Funds except Scudder International Select Equity and Scudder Lifecycle Long Range Funds). This amended and restated investment management agreement will be substantially identical to the current investment management agreement, except that the amended and restated investment management agreement will contain a specific provision with respect to the Investment Adviser’s delegation of duties to an unaffiliated sub-adviser.

We are asking shareholders of the Scudder International Select Equity Fund to approve a new investment advisory agreement between DeAM, Inc. and the Fund. The proposed investment advisory agreement is identical to the investment advisory agreement with the Fund’s prior investment adviser, Deutsche Asset Management Investment Services Limited (“DeAMIS”) and its current interim agreement with DeAM, Inc. As part of the sale of the London- and Philadelphia-based asset management business and related assets to Aberdeen PLC, DeAMIS will become a direct wholly owned subsidiary of Aberdeen PLC. However, the Fund’s current portfolio management team, who are employed by DeAM, Inc., are not moving to Aberdeen PLC. As a result, a new investment advisory agreement with DeAM, Inc. is necessary to maintain portfolio management continuity.

The enclosed proxy statement details these proposals. For your convenience, we’ve provided a question and answer section that gives a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. Please read these materials carefully.

Please be assured that:

•	The investment objectives and policies of your Fund will not change.

•	The investment management fees applicable to your Fund will not change. The sub-advisory fees to be paid to subsidiaries of Aberdeen PLC will be paid by the Investment Adviser, not by your Fund.

•	For Scudder International Select Equity Fund shareholders, the advisory fees to be paid by your Fund will not change.

•	The members of your Fund’s Board carefully reviewed the proposals prior to recommending that you vote in favor of the proposals.

To vote, simply complete the enclosed proxy card(s)—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the Internet or by telephone as described on your proxy card.

Please note: if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

Respectfully,

Vincent J. Esposito

President

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

GLOBAL/INTERNATIONAL FUND, INC.

Scudder Emerging Markets Income Fund

Scudder Global Bond Fund

SCUDDER ADVISOR FUNDS III

Scudder Lifecycle Long Range Fund

SCUDDER MG INVESTMENTS TRUST

Scudder Fixed Income Fund

Scudder International Select Equity Fund

Scudder Short Duration Fund

SCUDDER PORTFOLIO TRUST

Scudder Income Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 18, 2005

A special meeting of shareholders of Scudder Advisor Funds III and Scudder Portfolio Trust (each a business trust organized under the laws of The Commonwealth of Massachusetts), Scudder MG Investments Trust (a statutory trust organized under the laws of the State of Delaware) (each of Scudder Advisor Funds III, Scudder MG Investments Trust and Scudder Portfolio Trust is referred to a “Trust”) and of Global/International Fund, Inc. (a Maryland corporation) (the “Corporation”), with respect to the above-referenced series (each a “Fund” and collectively, the “Funds”) will be held at the offices of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Friday, November 18, 2005 at 4:00 p.m., Eastern time (the “Special Meeting”). Each Trust and the Corporation is an open-end management investment company.

The Special Meeting is being held to consider and vote on the following matters, as indicated below and more fully described in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

Proposal I: (All Funds except Scudder International Select Equity Fund and Scudder Lifecycle Long Range Fund)	To approve an Amended and Restated Investment Management Agreement between each Trust/Corporation and Deutsche Asset Management, Inc. (“DeAM, Inc.”) (for Scudder Fixed Income Fund and Scudder Short Duration Fund) or Deutsche Investment Management Americas Inc. (“DeIM”) (for Scudder Emerging Markets Income Fund, Scudder Global Bond Fund and Scudder Income Fund) (each of DeAM, Inc. and DeIM may be referred to as an “Investment Adviser”)

Proposal II: (All Funds except Scudder International Select Equity Fund)	To approve a new Sub-Advisory Agreement between an Investment Adviser and Aberdeen Asset Management Inc. (“AAMI”) or Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”), each a subsidiary of Aberdeen Asset Management PLC, with respect to the Fund

Proposal III: (Scudder Income Fund Only)	To approve a new Sub-Sub-Advisory Agreement between AAMI and Aberdeen IS with respect to the Fund

Proposal IV: (Scudder International Select Equity Fund Only)	To approve a new Investment Advisory Agreement between Scudder MG Investments Trust and DeAM, Inc. with respect to the Fund

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The close of business on September 12, 2005 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

Please mark, date and sign the enclosed proxy (unless you are voting by touch-tone telephone or through the Internet) and return it in the pre-paid envelope enclosed for your convenience to ensure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY (OR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the Special Meeting you can revoke your proxy and vote your shares in person if you wish.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT COMPUTERSHARE FUND SERVICES, YOUR FUND’S PROXY SOLICITOR, AT 1-866-846-9440.

The Board of Trustees of each Trust and the Board of Directors of the Corporation (the “Boards”) unanimously recommend that shareholders of each Fund vote FOR each Proposal.

This notice and related proxy material are first being mailed to shareholders of the Funds on or about October 21, 2005. This proxy is being solicited on behalf of the Board of Trustees/Directors of each Trust/Corporation.

By order of the Board of Trustees/Directors,

John Millette

Secretary

October 17, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT COMPUTERSHARE FUND SERVICES AT 1-866-846-9440.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it or them in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the approval of the Proposals and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in “street name” through a broker, via the internet or telephone.

See your proxy card(s) for instructions for internet voting.

You may also call the number shown on your proxy card(s) and vote by telephone.

If we do not receive your completed proxy card after several weeks, our proxy solicitor, Computershare Fund Services, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: All joint owners must sign, and the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Registration	Valid Signature
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

GLOBAL/INTERNATIONAL FUND, INC.

Scudder Emerging Markets Income Fund

Scudder Global Bond Fund

SCUDDER ADVISOR FUNDS III

Scudder Lifecycle Long Range Fund

SCUDDER MG INVESTMENTS TRUST

Scudder Fixed Income Fund

Scudder International Select Equity Fund

Scudder Short Duration Fund

SCUDDER PORTFOLIO TRUST

Scudder Income Fund

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 18, 2005

This Proxy Statement (“Proxy Statement”) is being furnished in connection with the solicitation by the Board of Trustees of Scudder Advisor Funds III and Scudder Portfolio Trust, each a business trust organized under the laws of The Commonwealth of Massachusetts, and Scudder MG Investments Trust, a statutory trust organized under the laws of the State of Delaware (each, a “Trust“ and collectively, the “Trusts”) and by the Board of Directors of Global/International Fund, Inc., a Maryland corporation (the “Corporation”) with respect to the above referenced series (each, a “Fund” and collectively, the “Funds”) of proxies to be used at the special meeting of the Scudder Lifecycle Long Range Fund (“Lifecycle Long Range Fund”), Scudder Fixed Income Fund (“Fixed Income Fund”), Scudder International Select Equity Fund (“International Select Equity Fund”), Scudder Short Duration Fund (“Short Duration Fund”), Scudder Income Fund (“Income Fund”), Scudder Emerging Markets Income Fund (“Emerging Markets Income Fund”) and Scudder Global Bond Fund (“Global Bond Fund”) to be held at the offices of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Friday, November 18, 2005 at 4:00 p.m., Eastern time, and at any adjournments or postponements thereof (the “Special Meeting”).

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of a Trust or the Corporation, although all actions are actually taken by the Trust or Corporation on behalf of the applicable Fund.

This Special Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein, and such other matters as may properly come before the Special Meeting or any adjournments thereof.

Proposal I: (All Funds except International Select Equity Fund and Lifecycle Long Range Fund)	To approve an Amended and Restated Investment Management Agreement between each Trust/Corporation and Deutsche Asset Management, Inc. (“DeAM, Inc.”) (for Fixed Income Fund and Short Duration Fund) or Deutsche Investment Management Americas Inc. (“DeIM”) (for Emerging Markets Income Fund, Global Bond Fund and Income Fund) (each of DeAM, Inc. and DeIM may be referred to as an “Investment Adviser”)

Proposal II: (All Funds except International Select Equity Fund)	To approve a new Sub-Advisory Agreement between an Investment Adviser and Aberdeen Asset Management Inc. (“AAMI”) or Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”), each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), with respect to the Fund

Proposal III: (Scudder Income Fund Only)	To approve a new Sub-Sub-Advisory Agreement between AAMI and Aberdeen IS with respect to the Fund

Proposal IV: (International Select Equity Fund Only)	To approve a new Investment Management Agreement between Scudder MG Investments Trust and DeAM, Inc. with respect to the Fund

The close of business on September 12, 2005 has been fixed as the record date (“Record Date”) for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. Exhibit A to this Proxy Statement sets forth the number of shares of each class of each Fund outstanding on the Record Date.

The Notice of the Special Meeting, the Proxy Statement and the enclosed form of proxy are being mailed to shareholders or or about October 21, 2005.

VOTING INFORMATION

Notice of the Special Meeting and a Proxy Card(s) (a “Proxy”) accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, through the Internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. The Investment Advisers have engaged Computershare Fund Services (“Computershare”) to assist in the solicitation of proxies at an estimated total cost of $117,457. However, the exact cost will depend on the amount and types of services rendered. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds’ shares, (c) payment to Computershare for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Investment Advisers.

If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

As the date of the Special Meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received.

The most recent Annual Report of each Fund containing audited financial statements for the most recent fiscal year and Semi-Annual Report (if applicable) (“Report”) have previously been furnished to the shareholders of each Fund. An additional copy of each Report will be furnished without charge upon request by writing to the Funds at Secretary, c/o Deutsche Investment Management Americas Inc., 2 International Place, Boston, Massachusetts 02110-4103 (for Emerging Markets Income Fund and Global Bond Fund) or 1 South Street, Baltimore, Maryland 21202 (for Fixed Income Fund, Lifecycle Long Range Fund, International Select Equity Fund and Short Duration Fund). A shareholder can also call either 1(800)621-1048 (for classes A, B or C or Investment Class); 1(800)253-2222 (for class AARP); 1(800)SCUDDER (for class S); or 1(800)730-7313 (for Institutional Class). Each Report is also available on the Scudder Funds’ website at www.scudder.com.

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of each Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to each Proposal, the Proxy will be voted “FOR” the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Funds’ secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Special Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Special Meeting. This practice is commonly referred to as “mirror” or “echo” voting.

The presence at the Special Meeting, in person or by proxy, of the holders of a specified percentage of the shares that are entitled to be cast of a Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. The quorum requirements for each Fund are set forth below:

Trust/Corporation or Fund	Quorum Requirement
Global/International Fund, Inc.
Scudder Emerging Markets Income Fund	One-Third
Scudder Global Bond Fund	One-Third
Scudder Advisor Funds III
Scudder Lifecycle Long Range Fund	Majority
Scudder MG Investments Trust
Scudder Fixed Income Fund	40%
Scudder International Select Equity Fund	40%
Scudder Short Duration Fund	40%
Scudder Portfolio Trust
Scudder Income Fund	One-Third

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of Proxies with respect to one or more Proposals. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment with respect to a Fund will require the affirmative vote of a majority of those shares of such Fund represented at the Special Meeting in person or by Proxy. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

Abstentions and broker non-votes will have the effect of a “no” vote on each Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a shareholder that owns shares in more than one Fund will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in more than one Fund may receive multiple packages, each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the Internet).

In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

•	indicate your instructions on the Proxy (or Proxies);

•	date and sign the Proxy (or Proxies); and

•	mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy (or Proxies) enclosed with this Proxy Statement.

Ownership of Shares of the Funds

Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the ownership of each Fund’s shares by those persons known by each Fund to own of record or beneficially 5% or more of the outstanding shares of each class of the Funds. Collectively, the Trustees/Directors and executive officers of the Trusts/Corporation own less than 1% of each Fund’s outstanding shares.

BACKGROUND FOR THE PROPOSALS

On July 7, 2005, Deutsche Bank AG (“Deutsche Bank”), the parent company of the Investment Advisers, entered into a sale and purchase agreement with Aberdeen PLC under which Deutsche Bank will sell parts of the London- and Philadelphia-based asset management businesses and related assets of Deutsche Asset Management to Aberdeen PLC. Following the closing of this transaction (referred to in this Proxy Statement as the “Aberdeen Transaction”), those London- and Philadelphia-based businesses will become part of the “Aberdeen Group” — the name used to refer to the asset management subsidiaries of Aberdeen PLC. The Aberdeen Group and/or the various subsidiaries that make up the Aberdeen Group, as the context requires, are referred to in this Proxy Statement as “Aberdeen.” The businesses included in the Aberdeen Transaction are the London-based institutional Equity, Fixed Income, Global Equity, Multi-Asset and DWS retail businesses, as well as the Philadelphia-based Fixed Income business. Under the terms of the Aberdeen Transaction, Deutsche Asset Management will continue to serve as investment adviser to those proprietary funds that are currently managed in whole or in part by management teams based in London or Philadelphia that are part of the Aberdeen Transaction, but will recommend to the Boards of those funds, and their shareholders, the hiring of a subsidiary of Aberdeen PLC as sub-adviser, with substantially the same individuals currently responsible for the day-to-day management of those assets becoming employees of an Aberdeen PLC subsidiary.1 The administrative services provided by each Investment Adviser pursuant to the investment management agreement currently in effect between the Fund and the Investment Adviser (the “Current Investment Management Agreement”) will not be affected by these proposals.

The Aberdeen Transaction is valued at up to £265 million (approximately US $468 million as of September 28, 2005), which assumes a net asset value of the businesses to be acquired at closing of £55 million (approximately US $97 million as of September 28, 2005) and will be dependent to some extent on future asset management fee revenue. Approximately £63 million (or approximately US $111 million as of September 28, 2005) of the sale price may be attributed to the mutual fund assets currently managed by Deutsche Asset Management’s London- and Philadelphia-based Fixed Income teams, who will continue to manage those assets if the proposed new sub-advisory arrangements with the Aberdeen PLC subsidiaries are approved. In the event the boards and shareholders of these mutual funds do not approve the advisory arrangements, the revenue related to these contracts may be taken into account in a formula that results in a reduction of the purchase price paid by Aberdeen PLC.

(1)	As of the date of this Proxy Statement, one closed-end fund that is currently managed in part by management teams based in Philadelphia is still evaluating the advisory proposal.

There will be a transition services agreement between Deutsche Asset Management and Aberdeen PLC that will provide for the allocation of certain personnel and resources during a transition period. Deutsche Asset Management will be compensated for the resources it provides under this agreement at commercially reasonable rates, to be finally negotiated between Deutsche Asset Management and Aberdeen PLC.

Consummation of the Aberdeen Transaction is subject to certain customary terms and conditions, including, among others, approval by the Deutsche Bank Supervisory Board, approval by Aberdeen PLC shareholders, regulatory approvals and the aggregate run-rate management fees of the London Fixed Income and Philadelphia Fixed Income businesses being no less than an agreed minimum threshold at closing. Closing of the Aberdeen Transaction is anticipated to take place on or about November 30, 2005.

As part of the Aberdeen Transaction, Deutsche Asset Management Investment Services Limited (“DeAMIS”), the Deutsche Bank subsidiary through which the London-based institutional asset management businesses for U.S. clients are conducted, will be acquired by Aberdeen PLC. DeAMIS will become a direct wholly owned subsidiary of Aberdeen PLC upon the closing of the Aberdeen Transaction and its name will be changed to Aberdeen Asset Management Investment Services Limited (referred to in this Proxy Statement as “Aberdeen IS”) upon its acquisition by Aberdeen PLC. The Philadelphia-based Fixed Income business will become part of Aberdeen Asset Management Inc. (“AAMI”), a direct wholly owned subsidiary of Aberdeen PLC. As a result, this Proxy Statement solicits shareholder approval of two forms of the Aberdeen Sub-Advisory Agreement, one between the Investment Adviser and Aberdeen IS and one between the Investment Adviser and AAMI. The forms are identical to each other, except for the parties. Both DeAMIS and AAMI are registered, and Aberdeen IS will be registered, with the Securities and Exchange Commission (the “SEC”) as investment advisers.

Aberdeen PLC is the parent company of an asset management group managing approximately $47.7 billion of assets as of June 30, 2005 for a range of pension funds, financial institutions, investment trusts (i.e., closed-end funds), unit trusts (i.e., open-end funds), offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC was formed in 1983, was first listed on the London Stock Exchange in 1991 and obtained a secondary listing on the Singapore Stock Exchange in November 1997. At June 30, 2005, Aberdeen PLC was 10.8% owned by its management and staff. Aberdeen PLC’s principal business address is 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. The principal business address of DeAMIS is currently One Appold Street, London EC2A 2UU, United Kingdom and is expected to be One Bow Churchyard, London EC4M 9HH, United Kingdom after the closing of the Aberdeen Transaction. AAMI’s principal business address is 300 SE 2nd Street, Fort Lauderdale, FL 33301. It is anticipated that AAMI will move its headquarters to the current Philadelphia office location used by the Philadelphia Fixed Income team, which is located at 1735 Market Street, Philadelphia, PA 19103, following the closing of the Aberdeen Transaction.

PROPOSAL I

APPROVAL OF THE AMENDED AND

RESTATED INVESTMENT MANAGEMENT AGREEMENT

(All Funds except International Select Equity Fund and Lifecycle Long Range Fund)

The Current Investment Management Agreement.    Each Investment Adviser currently serves as investment adviser to a Fund pursuant to the Current Investment Management Agreement. If the proposed amended and restated investment management agreement (the “Amended and Restated Investment Management Agreement”) and the new investment sub-advisory agreement with the relevant Aberdeen PLC subsidiary (the “Aberdeen Sub-Advisory Agreement”) (and, for the Income Fund, the Sub-Sub-Advisory Agreement between AAMI and Aberdeen IS) are approved, each Investment Adviser will continue to serve as investment adviser to a Fund pursuant to the Amended and Restated Investment Management Agreement. However, the Investment Adviser will delegate direct responsibility for some or all portfolio management to AAMI or Aberdeen IS (each an “Aberdeen Subsidiary” and, together, the “Aberdeen Subsidiaries”), depending upon the Fund, and will oversee the provision of such services to the Fund by the relevant Aberdeen Subsidiary. Each Investment Adviser will continue to provide administrative services required under the Current Investment Management Agreement.

Exhibit C to this Proxy Statement lists for each Fund: (i) the date of the Current Investment Management Agreement; (ii) the most recent date on which the Current Investment Management Agreement was approved by the Board of Trustees/Directors (the “Board”) of the Trust or Corporation, as applicable, including a majority of those members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “1940 Act”) of the Trust/Corporation or the Investment Adviser (the “Independent Board Members”); and (iii) the most recent date on which the Current Investment Management Agreement was approved by the Fund’s shareholders and the reason the Current Investment Management Agreement was submitted for shareholder approval.

The Amended and Restated Investment Management Agreement.    If approved, the Amended and Restated Investment Management Agreement will remain in effect for an initial term of two years (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Board or the vote of a “majority of the outstanding voting securities” (the same threshold as “Vote Required” below) of the Fund and (2) the vote of a majority of the Independent Board Members of the Trust/Corporation who are not parties to the Amended and Restated Investment Management Agreement, cast in person at a meeting called for such purpose.

The forms of the Amended and Restated Investment Management Agreement are attached to this Proxy Statement as Exhibit D (for DeIM) and Exhibit E (for DeAM, Inc.). The discussion of the Amended and Restated Investment Management Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibits D and E.

The Amended and Restated Investment Management Agreement contains provisions substantially identical to the Current Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing the Investment Adviser to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated sub-advisers, such as the Aberdeen Subsidiaries. In the event of a delegation, the Investment Adviser will continue to supervise the services provided by the Aberdeen Subsidiaries (or any future sub-adviser(s)) and the delegation will not relieve the Investment Adviser of any of its obligations under the Amended and Restated Investment Management Agreement.

The investment advisory fee rate proposed to be charged to each Fund under the Amended and Restated Investment Management Agreement is the same as the investment advisory fee rates charged under the Current Investment Management Agreement. The advisory fee rate paid to the Investment Adviser under the Current Investment Management Agreement and the advisory fee paid by each Fund for the most recent fiscal year are set forth in Exhibit F to this Proxy Statement.

For a description of each Investment Adviser and a discussion of the deliberations of the Board of each Trust/Corporation in determining to approve the Amended and Restated Investment Management Agreement, see Proposal II.

PROPOSAL II

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH AN ABERDEEN SUBSIDIARY

(All Funds except International Select Equity Fund)

At the Special Meeting, shareholders will be asked to approve the Aberdeen Sub-Advisory Agreements between the Investment Adviser and an Aberdeen Subsidiary. For Fixed Income Fund, Income Fund, Lifecycle Long Range Fund and Short Duration Fund, the Aberdeen Sub-Advisory Agreement will be with AAMI, which is a direct wholly owned subsidiary of Aberdeen PLC. For Emerging Markets Income Fund and Global Bond Fund, the Aberdeen Sub-Advisory Agreement will be with Aberdeen IS, which will be a U.K. based subsidiary of Aberdeen PLC. The form of the Aberdeen Sub-Advisory Agreement with AAMI is attached to this Proxy Statement as Exhibit G. The form of the Aberdeen Sub-Advisory Agreement with Aberdeen IS is attached to this Proxy Statement as Exhibit H. A description of the Aberdeen Sub-Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibits G and H.

The Board is proposing the Aberdeen Sub-Advisory Agreement because Deutsche Bank, the parent company of each Investment Adviser, has agreed to sell parts of its asset management businesses and related assets based in London and Philadelphia to Aberdeen PLC. This transaction is discussed in more detail above. The members of the London-based Fixed Income team and the Philadelphia-based Fixed Income team that will become employees of Aberdeen as part of the transaction are currently responsible for managing all of the assets of Emerging Markets Income Fund, Fixed Income Fund, Global Bond Fund and Short Duration Fund, and a portion of the assets of Income Fund and Lifecycle Long Range Fund. In order to retain the services of these teams for the Funds, each Investment Adviser proposed, and the Boards approved and recommend to shareholders for their approval, the Aberdeen Sub-Advisory Agreements, under which it is expected that the same personnel who currently manage the core bond and active fixed income strategies will continue to do so, but as employees of Aberdeen. Each Investment Adviser will remain responsible for management of a Fund’s operations and for supervision of each Aberdeen Subsidiary’s activities as sub-investment adviser.

The Boards met on August 8-9, 2005, and on September 9, 2005, to consider the Aberdeen Sub-Advisory Agreements. At its meeting on September 9, 2005, and for the reasons discussed below, each Board, including a majority of Independent Board Members, unanimously approved the Aberdeen Sub-Advisory Agreements and recommended their approval by each Fund’s shareholders.

The Aberdeen Sub-Advisory Agreements

Under the terms of each proposed Aberdeen Sub-Advisory Agreement, the Aberdeen Subsidiary agrees, subject to the supervision and control of the Investment Adviser and the Board, to manage the securities and assets of the Fund entrusted to it by the Investment Adviser under the agreement (the “Assets”) in accordance with the Fund’s investment objective(s), policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (the “Prospectus”). The portfolio management services to be provided by the Aberdeen Subsidiary to some or all of the Assets, depending upon the Fund, are substantially identical to the investment management services currently required to be provided by the Investment Adviser under the Current Investment Management Agreement and by DeAMIS under the sub-advisory agreements currently in effect with respect to the Emerging Markets Income Fund, Global Bond Fund and Income Fund.

As compensation for their services under the Aberdeen Sub-Advisory Agreements, the Aberdeen Subsidiaries will be paid an annual fee, computed daily and paid monthly, according to the following fee schedule:

Name of Fund	Amount of Sub-Advisory Fee (paid by the Investment Adviser from the management fee)
Emerging Markets Income Fund*	0.33% of average daily net assets

Fixed Income Fund**	0.29% of average daily net assets

Global Bond Fund*	0.23% of average daily net assets

Income Fund***	0.33% of average daily net assets

Lifecycle Long Range Fund**	0.18% of average daily net assets

Short Duration Fund**	0.22% of average daily net assets

*	To be paid to Aberdeen IS
**	To be paid to AAMI
***	To be paid to AAMI (a portion of which AAMI will pay to Aberdeen IS under a sub-sub-advisory agreement (see Proposal III below)).

If the Aberdeen Sub-Advisory Agreement is approved by shareholders, each Aberdeen Subsidiary will be paid for its services by the Investment Adviser from its fee as investment adviser to the Fund. The investment advisory fees paid by the Fund will not change as a result of the Aberdeen Sub-Advisory Agreement.

If approved by shareholders of a Fund at the Special Meeting, the Aberdeen Sub-Advisory Agreement will have an initial term of two years (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” (the same threshold as “Vote Required” below) of the Fund, and (ii) by a majority of the Independent Board Members who are not parties to the agreement, cast in person at a meeting called for such purpose. The Aberdeen Sub-Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Investment Adviser or the Board or by a vote of a majority of the outstanding voting securities of the Fund, or upon 90 days’ written notice by the Aberdeen Subsidiary. In addition, the Investment Adviser may terminate the Aberdeen Sub-Advisory Agreement on immediate notice if the Aberdeen Subsidiary becomes statutorily disqualified from performing its duties under the Agreement or otherwise is legally prohibited from operating as an investment adviser. Furthermore, if a party breaches the Aberdeen Sub-Advisory Agreement in any material respect, which breach is not cured within 60 days of receiving written notice of such breach from the other party, the non-breaching party may terminate the Aberdeen Sub-Advisory Agreement on written notice to the defaulting party.

As part of the Aberdeen Transaction, Deutsche Bank is restricted from terminating the sub-advisory delegations to the Aberdeen Subsidiary during the first three years following closing of the Aberdeen Transaction without cause. Deutsche Bank is not to terminate the delegation except (i) to the extent required to comply with its legal, contractual, regulatory or fiduciary obligations; (ii) if requested or required to do so by the client; (iii) if the Aberdeen Subsidiary providing services becomes insolvent or enters into any form of compromise with its creditors; (iv) if the Aberdeen Subsidiary breaches the terms of the delegation; or (v) in circumstances of negligence, fraud, willful default or underperformance on the part of the Aberdeen Subsidiary. In the opinion of the Investment Advisers, these exceptions will allow them to continue to perform their services to the Scudder funds without any practical impact on the quality or scope of services provided by the Aberdeen Subsidiaries. The Investment Advisers believe that this provision is not inconsistent with the documents governing the Aberdeen Transaction.

Each Aberdeen Subsidiary is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Funds to be borne by the Funds or the Trust/Corporation) in connection with the performance of its services. The Funds bear certain other expenses incurred in their operation. The services of each Aberdeen Subsidiary are not deemed to be exclusive and nothing in the Aberdeen Sub-Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Funds) or from engaging in other activities.

Under the Aberdeen Sub-Advisory Agreements, an Aberdeen Subsidiary will be liable (i) if it causes the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Investment Adviser, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Sub-Advisory Agreement.

Under the Aberdeen Sub-Advisory Agreement, in evaluating best execution for any transaction, the Aberdeen Subsidiary shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Investment Adviser or the Board, the Aberdeen Subsidiary may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided that the Aberdeen Subsidiary is acting in accordance with any such instructions and directions of the Investment Adviser or the Board, the Aberdeen Subsidiary is authorized to pay to a broker or dealer who provides such brokerage and research services a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Aberdeen Subsidiary determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of the Aberdeen Subsidiary to the Fund. In addition, the Investment Adviser may by written notice identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected, and the Aberdeen Subsidiary will refrain from purchasing such securities or directing any portfolio transaction to such broker-dealer without written approval from the Investment Adviser or the Board.

Fund Assets may not be purchased from or sold to the Investment Adviser, the Aberdeen Subsidiary, any other sub-adviser of a Trust/Corporation or other registered investment companies that may be deemed to be under common control, Scudder Distributors, Inc. (“SDI”), the Trust’s/Corporation’s principal underwriter, or any affiliated person of any of the foregoing, acting as principal, except to the extent permitted by the SEC and the 1940 Act and approved by the Investment Adviser and the Board. The Aberdeen Subsidiary will not consult with any other sub-adviser engaged by the Investment Adviser or its affiliates with respect to transactions in the Fund except to the extent permitted by certain exemptive rules under the 1940 Act.

Under the Aberdeen Sub-Advisory Agreement, if the Aberdeen Subsidiary deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, the Aberdeen Subsidiary, to the extent permitted by applicable laws and regulations, may, but is not required to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased and the expenses incurred in the transaction will be made by the Aberdeen Subsidiary in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Fund and such other clients. The Aberdeen Subsidiary may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the same time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with the Trust’s/Corporation’s procedures, the Aberdeen Subsidiary may effect cross transactions between the Fund and such other accounts if it deems this to be advantageous to both of the accounts involved.

Section 15(f) Considerations

Section 15(f) of the 1940 Act provides that an investment adviser of a registered investment company or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser, which results in the assignment of an investment advisory contract with the investment company, as long as two conditions are satisfied:

First, during the three-year period immediately following the transaction, at least 75% of the members of the board of directors/trustees of the investment company must not be “interested persons” of the current or successor adviser within the meaning of the 1940 Act; and

Second, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

As noted above, Deutsche Bank has sold parts of its London- and Philadelphia-based asset management businesses and related assets to Aberdeen PLC. While the Investment Advisers did not assign their Current Investment Management Agreements with the Funds to Aberdeen PLC in connection with the Aberdeen Transaction, they are proposing to delegate extensive responsibilities with respect to the Funds to the Aberdeen Subsidiaries in the Aberdeen Sub-Advisory Agreements. Accordingly, Deutsche Bank will use its reasonable best efforts to ensure the satisfaction of the Section 15(f) conditions, including the requirement that no “unfair burden,” as defined in Section 15(f), be imposed on the Funds. As a result, for a period of three years from the closing of the Aberdeen Transaction, the Investment Advisers will not recommend or advise the Boards to change their composition such that less than 75% of the Directors/Trustees are not “interested persons” of the Investment Advisers or Aberdeen. At least 75% of the current Board members of each Trust/Corporation are not “interested persons” of the Investment Adviser or Aberdeen. Furthermore, there are no plans or provisions for any management fee increase or any other changes constituting a “burden” within the terms of Section 15(f) on the Funds for a period of at least two years from the closing of the Aberdeen Transaction.

Background and Board Considerations

The Boards of Trustees/Directors held a joint meeting on August 9, 2005 to consider information about Aberdeen PLC, the Aberdeen Group, the Aberdeen Subsidiaries and the Aberdeen Transaction. To assist the Boards in their consideration of the Aberdeen Sub-Advisory Agreements, as discussed below, the Boards received and considered extensive information about Aberdeen PLC, the Aberdeen Subsidiaries and the resources that they intended to commit to the Funds. The Boards conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreements on each Fund’s shareholders and were assisted in this review by their independent legal counsel. On September 9, 2005, the Boards, including their Independent Board Members, approved the Amended and Restated Investment Management Agreements and the Aberdeen Sub-Advisory Agreements, and directed that these agreements be submitted to each Fund’s shareholders for approval.

In approving the terms of the Aberdeen Sub-Advisory Agreements, the Boards considered the following factors, among others:

•	The Investment Adviser and Aberdeen PLC have advised the Boards that the same London-based and/or Philadelphia-based Fixed Income team that managed a Fund prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Fund as employees of Aberdeen. In this regard, the Boards also considered Aberdeen PLC’s assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Boards concluded that continued access to the services provided by this team was in the best interests of each Fund and its shareholders.

•	The advisory fees paid by a Fund would not change as a result of implementing the Aberdeen Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Boards also considered the Investment Adviser’s and Aberdeen PLC’s representations that they do not expect any diminution in the nature or quality of services provided to the Funds after the Aberdeen Transaction.

•	The terms of the Aberdeen Sub-Advisory Agreements are consistent with other sub-advisory agreements considered by the Boards and determined to be in the best interests of shareholders. The Boards considered the fees payable to the Aberdeen Subsidiaries by the Investment Adviser under the Aberdeen Sub-Advisory Agreements, including relative to the fees paid to sub-advisers of other similar funds, and concluded that such fees are fair and reasonable. The Boards also considered the portion of the fees retained by the Investment Advisers under the Amended and Restated Investment Management Agreements in light of the services the Investment Advisers will continue to provide and their estimated costs of providing such services and concluded that such fees are fair and reasonable.

•	The benefits to the Investment Advisers, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including the Investment Advisers’ conflicts of interest in recommending to the Boards that they approve the Aberdeen Sub-Advisory Agreements.

•	The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Funds. The Boards noted that, pursuant to the Amended and Restated Investment Management Agreements, the Investment Adviser will oversee the management of a Fund’s portfolio by an Aberdeen Subsidiary, and will continue to provide the same administrative services that it currently provides.

•	The Investment Advisers’ commitment to pay all costs associated with obtaining shareholder approval of the Amended and Restated Investment Management Agreements and the Aberdeen Sub-Advisory Agreements.

The Boards evaluated the proposed Amended and Restated Investment Management Agreements in conjunction with their broader annual review of all contractual arrangements between the Funds and the Investment Advisers and their affiliates. With regard to the Amended and Restated Investment Management Agreement

for each Fund, the Boards considered in particular that its terms are substantially identical to the terms of the Current Investment Management Agreement for that Fund, except that the Amended and Restated Investment Management Agreements contain a provision specifically authorizing the Investment Adviser to delegate some or all of its advisory duties to an unaffiliated sub-adviser (such as the Aberdeen Subsidiary). At the conclusion of this review, the Boards unanimously voted to continue the current contractual arrangements between the Funds and the Investment Advisers and their affiliates, pending shareholder approval of the proposed Amended and Restated Investment Management Agreements and Aberdeen Sub-Advisory Agreements.

The factors considered by the Boards in connection with their general contract review, which are also pertinent to their approval of the proposed contractual arrangements, are set forth below. In determining to approve the continuation of the Funds’ Current Investment Management Agreements, the Boards considered factors that they believe relevant to the interests of Fund shareholders, including:

•	The investment management fee schedule for each Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds, and (ii) fee rates paid to the Investment Adviser by similar funds and institutional accounts advised by the Investment Adviser. With respect to fees paid by similar institutional accounts advised by the Investment Advisers, the Boards considered differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Boards concluded that the fee schedule in effect for each Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to each Fund and fees paid by similar funds.

•	The extent to which economies of scale would be realized as the Funds grow. In this regard, the Boards noted that the investment management fee schedules for Income Fund, Emerging Markets Income Fund and Global Bond Fund include fee breakpoints and that, even though the fee schedules for Fixed Income Fund and Short Duration Fund do not include breakpoints, the Investment Adviser has indicated that it intends to propose breakpoint schedules for these Funds in the near future. The Boards concluded that each Fund’s fee schedule represents, or will shortly represent, an appropriate sharing between Fund shareholders and the Investment Adviser of such economies of scale as may exist in the management of the Funds at current asset levels.

•	The total operating expenses of each Fund, including expenses relative to each Fund’s respective peer group as determined by Lipper. In this regard, the Boards considered that the various expense limitations agreed to by the Investment Advisers effectively limit the ability of any Fund to experience a material increase in total expenses prior to each Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that no Fund’s total operating expenses would be uncompetitive relative to the applicable Lipper universe.

•

The investment performance of each Fund and the Investment Advisers, both absolute and relative to various benchmarks and industry peer groups. The Boards observed that for the one-year period ended June 30, 2005, over 70% of the Funds that are the subject of this Proxy Statement were in the top half of the applicable Lipper universe, and that for the three-year period ended June 30, 2005, over 80% of the Funds were in the top half of the applicable Lipper universe. The Boards also noted that for the one-year period ended June 30, 2005, over 80% of the various Scudder Funds overseen by the Boards were in the top half of the applicable Lipper universe, and that for the three-year period ended June 30, 2005, over 70% of such Funds were in the top half of the applicable Lipper universe. Although the Boards found the performance of most Funds to be satisfactory, the Boards also noted the disappointing investment performance of certain Funds in recent years and continued to discuss with senior management of the Investment Advisers the factors contributing to such underperformance and actions being taken to improve performance. The Boards recognized that the Investment Advisers have made significant changes in their investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by the Investment Advisers. The Boards considered extensive information regarding the Investment Advisers, including their personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. The Boards noted that the Investment Advisers are part of a global asset management business that offers a wide range of investing expertise and resources including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world. The Boards also considered the terms of the Current Investment Management Agreements, including the scope of services provided under such agreements. In this regard, the Boards concluded that the quality and range of services provided by the Investment Advisers have benefited and should continue to benefit the Funds and their shareholders.

•	The costs of the services to, and profits realized by, the Investment Advisers and their affiliates from their relationships with the Funds. In analyzing the Investment Advisers’ costs and profits, the Boards also reviewed the fees paid to and services provided by the Investment Advisers and their affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). The Boards concluded that each Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Investment Adviser and its affiliates in providing services to the Funds.

•	The practices of the Investment Advisers regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the Investment Advisers’ soft dollar practices. In this regard, the Boards observed that the Investment Advisers had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Boards indicated that they would continue to monitor the allocation of the Funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

The Investment Advisers’ commitment to and record of compliance, including their written compliance policies and procedures. In this regard, the Boards considered the Investment Advisers’ commitment to indemnify the Funds against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending inquiries. The Boards also considered the significant attention and resources dedicated by the Investment Advisers to documenting and enhancing their compliance processes in recent years. The Boards noted in particular the experience and seniority of the Investment Advisers’ chief compliance officer, the large number of compliance personnel who report to him and the substantial commitment of resources by Deutsche Asset Management to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its U.S. mutual fund business. The Board of Trustees/Directors considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board of Trustees/Directors considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Funds and their shareholders while various organizational initiatives are being implemented. The Board of Trustees/Directors also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders.

The Boards evaluated the Current Investment Management Agreements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board of each Fund determined to continue the Current Investment Management Agreement for such Fund, and concluded that the continuation of such agreement was in the best interests of each Fund’s shareholders.

Based on all of the foregoing, each Board concluded that the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement with respect to each Fund were in the best interests of Fund shareholders. Each Board unanimously recommends that shareholders of each Fund vote FOR the approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement.

Management of the Fund

The Investment Advisers.    Under the supervision of the Boards, DeIM, located at 345 Park Avenue, New York, New York 10154, acts as the investment adviser to Emerging Markets Income Fund, Global Bond Fund and Income Fund. DeAM, Inc., located at the same address, serves as the investment adviser to Fixed Income Fund, Lifecycle Long Range Fund and Short Duration Fund. As investment adviser, each Investment Adviser currently makes the Fund’s investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Each Investment Adviser is also currently responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeIM and DeAM, Inc. are registered with the SEC as investment advisers and provide a full range of investment advisory services to institutional and retail clients.

As of July 29, 2005, DeIM and DeAM, Inc. had approximately $212.6 billion of assets under management. DeIM and DeAM, Inc. are indirect wholly owned subsidiaries of Deutsche Bank.

The names of each director and principal executive officer of DeIM and DeAM, Inc. are set forth in Exhibit I to this Proxy Statement. Each officer and Board member of the Trusts/Corporation who is an officer, employee, director or shareholder of the Investment Adviser is also listed in Exhibit I.

DeAMIS.    DeAMIS is currently a wholly owned subsidiary of Deutsche Asset Management Group Limited (an investment holding company), which, in turn, is a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC (an investment holding company), which, in turn, is a wholly owned subsidiary of DB Investments (GB) Limited (a holding company). DB Investments (GB) Limited is a wholly owned subsidiary of Deutsche Bank. As of July 29, 2005, DeAMIS had approximately $4.1 billion in assets under management.

See Exhibit J to this Proxy Statement for a list of those investment companies that DeIM, DeAM, Inc. and DeAMIS advise or subadvise that have investment objectives similar to those of the Funds, together with information regarding the fees charged to those companies.

The principal occupations of each director and principal executive officer of DeAMIS are set forth in Exhibit K. Most of the executive and portfolio management personnel of DeAMIS are expected to become employees of Aberdeen as part of the Aberdeen Transaction.

Aberdeen.    The name, address and principal occupation of the directors and principal executive officers of Aberdeen PLC and AAMI are set forth in Exhibit L.

AAMI provides investment advisory services to another investment company which has investment objectives similar to those of the Funds. The table in Exhibit M lists that fund, its net assets as of July 31, 2005, and the advisory fees charged to that fund.

There were no payments by the Funds to any affiliates of Aberdeen PLC during the most recent fiscal year other than payments of sub-advisory fees by DeIM to DeAMIS under the current sub-advisory agreements. As noted above, DeAMIS will become a subsidiary of Aberdeen PLC upon the closing of the Aberdeen Transaction.

Vote Required

Approval of Proposal I and Proposal II with respect to a Fund each requires the affirmative vote of a majority of the Fund’s outstanding voting securities.

The vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the shares present at the Special Meeting or represented by proxy, if holders of more than 50% of the outstanding shares of the applicable Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the applicable Fund. Because abstentions and broker non-votes are treated as shares present but not voting, abstentions and broker non-votes will have the effect of votes against Proposals I and II.

After careful consideration, the Boards, including the Independent Board Members, recommend that the shareholders of each Fund vote “FOR” the approval of the Amended and Restated Investment Management Agreement as set forth in Proposal I and the Aberdeen Sub-Advisory Agreement as set forth in this Proposal II.

For each Fund except Lifecycle Long Range Fund, shareholder approval of the Amended and Restated Investment Management Agreement, as set forth in Proposal I, and of the Aberdeen Sub-Advisory Agreement, as set forth in Proposal II, is necessary for the Aberdeen Sub-Advisory Agreement to take effect. If shareholders of a Fund do not approve the Amended and Restated Investment Management Agreement, then the Aberdeen Sub-Advisory Agreement will not go into effect, even if it is approved by shareholders, and the Board will consider what action, if any, is appropriate based on the interests of the shareholders. The Amended and Restated Investment Management Agreement, however, can go into effect if it is approved by shareholders but the Aberdeen Sub-Advisory Agreement is not approved by shareholders. If Proposal I is approved by shareholders but this Proposal II is not approved, then the Board will consider what other action, if any, is appropriate based on the interests of the shareholders.

For Lifecycle Long Range Fund, approval of the Aberdeen Sub-Advisory Agreement is all that is necessary for that agreement to take effect.

PROPOSAL III

APPROVAL OF A NEW INVESTMENT SUB-SUB-ADVISORY AGREEMENT BETWEEN ABERDEEN ASSET MANAGEMENT INC. AND ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

(Income Fund only)

If Proposal II is adopted by the shareholders of the Income Fund, AAMI proposes to enter into a sub-advisory arrangement with Aberdeen IS. The Board recommends that shareholders of the Income Fund approve the Investment Sub-Sub-Advisory Agreement described below (the “Sub-Sub-Advisory Agreement”). The Sub-Sub-Advisory Agreement would permit AAMI to delegate certain investment advisory and portfolio management services with respect to the Income Fund to Aberdeen IS, under the overall supervision of (i) the Board of Trustees of Scudder Portfolio Trust (the “Portfolio Trust”), of which Income Fund is a series, (ii) DeIM and (iii) AAMI.

Background

It is proposed that AAMI become sub-adviser to the Income Fund as part of the Aberdeen Transaction. See “Background for the Proposals” and “Proposal II.” The Aberdeen Sub-Advisory Agreement would permit AAMI to delegate certain investment advisory and portfolio management services with respect to the Income Fund to Aberdeen IS in the Sub-Sub-Advisory Agreement. The portfolio management personnel who currently manage the Income Fund’s investments in foreign securities as employees of DeAMIS would manage those investments as employees of Aberdeen if this Proposal III is approved. Therefore, the Sub-Sub-Advisory Agreement would enable the Income Fund and AAMI to take advantage of the expertise of Aberdeen IS with respect to such investments. Because Aberdeen IS would be paid by AAMI for its sub-sub-advisory services from AAMI’s sub-advisory fee, the proposed Sub-Sub-Advisory Agreement would not affect the fees paid by the Income Fund.

Information on AAMI and Aberdeen IS

Further information on AAMI and Aberdeen IS may be found under Proposal II, “Management of the Fund—Aberdeen” and in Exhibits L and M to this Proxy Statement.

Board Considerations

As described above under Proposal II, the Board of Portfolio Trust held a joint meeting with the Boards of certain other funds on August 9, 2005 to consider information about Aberdeen PLC, the Aberdeen Group, the Aberdeen Subsidiaries and the Aberdeen Transaction. To assist the Board in its consideration of the Sub-Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC, the Aberdeen Subsidiaries and the resources that they intended to commit to the Income Fund. The Board conducted a thorough review of the potential implications of the Sub-Sub-Advisory Agreement on the Income Fund’s shareholders and were assisted in their review by their independent legal counsel. On September 9, 2005, the Board of Trustees of Portfolio Trust, including the Independent Trustees, approved the Sub-Sub-Advisory Agreement between AAMI and Aberdeen IS with respect to the Income Fund and directed that the Sub-Sub-Advisory Agreement be submitted to the shareholders of the Income Fund for their approval.

The Board of Portfolio Trust considered AAMI’s request to delegate certain advisory services to Aberdeen IS as part of its overall consideration of the Aberdeen Transaction and the Aberdeen Sub-Advisory Agreement. See “Background for the Proposals” and Proposal II, “Background and Board Considerations.”

Based on the foregoing, the Board concluded that the Sub-Sub-Advisory Agreement was in the best interests of Income Fund. The Board unanimously recommends that shareholders of Income Fund vote FOR approval of the Sub-Sub-Advisory Agreement.

Information on the Sub-Sub-Advisory Agreement

The Sub-Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit N. The discussion of the Sub-Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit N.

Under the Aberdeen Sub-Advisory Agreement, AAMI is permitted to delegate to Aberdeen IS certain investment advisory and portfolio management services with respect to the Income Fund under the supervision of the Portfolio Trust’s Board of Trustees, DeIM and AAMI. The Sub-Sub-Advisory Agreement is substantially similar to the Aberdeen Sub-Advisory Agreement between DeIM and AAMI, except that Aberdeen IS would be paid for its services by AAMI out of the sub-advisory fee paid by DeIM to AAMI. For its services, Aberdeen IS would be paid 15% of the sub-advisory fee received by AAMI under the Aberdeen Sub-Advisory Agreement, or a fee calculated at the annual rate of 0.05% of the Income Fund’s average daily net assets. There will be no increase in the fees paid by the Income Fund as a result of the Sub-Sub-Advisory Agreement. See Proposal II, “The Aberdeen Sub-Advisory Agreements.”

If approved by shareholders of the Income Fund, the Sub-Sub-Advisory Agreement will have an initial term of two years (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board of Portfolio Trust or by the vote of a “majority of the outstanding voting securities” (the same threshold as “Vote Required” below) of the Income Fund, and (ii) by a majority of the Independent Trustees who are not parties to the agreement, cast in person at a meeting called for such purpose. The Sub-Sub-Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by DeIM or the Board or by a vote of a majority of the outstanding voting securities of the Income Fund, or upon 10 days’ written notice by Aberdeen IS. AAMI may terminate the Sub-Sub-Advisory Agreement on immediate notice to Aberdeen IS. The Sub-Sub-Advisory Agreement will terminate in the event of the termination of the Amended and Restated Investment Management Agreement or the Aberdeen Sub-Advisory Agreement.

As part of the Aberdeen Transaction, Deutsche Bank is restricted from terminating the sub-advisory delegations to AAMI and Aberdeen IS during the first three years following closing of the Aberdeen Transaction without cause. Deutsche Bank is not to terminate the delegation except (i) to the extent required to comply with its legal, contractual, regulatory or fiduciary obligations; (ii) if requested or required to do so by the client; (iii) if AAMI or Aberdeen IS becomes insolvent or enters into any form of compromise with its creditors; (iv) if AAMI or Aberdeen IS breaches the terms of the delegation; or (v) in circumstances of negligence, fraud, willful default or underperformance on the part of AAMI or Aberdeen IS. In the opinion of DeIM, these exceptions will allow it to continue to perform its services to the Scudder funds without any practical impact on the quality or scope of services provided by AAMI and Aberdeen IS. DeIM believes that this provision is not inconsistent with the documents governing the Aberdeen Transaction.

For the Income Fund, shareholder approval of the Amended and Restated Investment Management Agreement, as set forth in Proposal I, and of the Aberdeen Sub-Advisory Agreement, as set forth in Proposal II, is necessary for the Sub-Sub-Advisory Agreement to take effect. If shareholders of the Income Fund do not approve the Amended and Restated Investment Management Agreement, then the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement will not go into effect, even if both those agreements are approved by shareholders. Similarly, if shareholders of the Income Fund do not approve the Aberdeen Sub-Advisory Agreement, then the Sub-Sub-Advisory Agreement will not go into effect, even if the Sub-Sub-Advisory Agreement is approved by shareholders. In such an event, the Board will consider what action, if any, is appropriate based upon the interests of the shareholders.

The Amended and Restated Investment Management Agreement, however, can go into effect for the Income Fund if it is approved by shareholders but the Aberdeen Sub-Advisory Agreement and/or the Sub-Sub-Advisory Agreement is not approved by shareholders. If Proposal I is approved by shareholders of the Income Fund but Proposal II and/or this Proposal III is not approved, then the Board of Portfolio Trust will consider what other action, if any, is appropriate based upon the interests of the shareholders.

Vote Required

Approval of Proposal III for the Income Fund requires the affirmative vote of a majority of the Income Fund’s outstanding voting securities.

The vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the shares present at the Special Meeting or represented by proxy, if holders of more than 50% of the outstanding shares of the Income Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of Income Fund. Because abstentions and broker non-votes are treated as shares present but not voting, abstentions and broker non-votes will have the effect of votes against Proposal III.

PROPOSAL IV

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH DEUTSCHE ASSET MANAGEMENT, INC.

(International Select Equity Fund only)

The proposed Investment Advisory Agreement (the “New Advisory Agreement”) between Scudder MG Investments Trust (the “MG Trust”), on behalf of International Select Equity Fund, and DeAM, Inc., under which DeAM, Inc. will become the new investment adviser for the Fund, is substantially identical to the prior investment advisory agreement with DeAMIS and the current interim investment advisory agreement with DeAM, Inc. dated September 30, 2005 (the “Current Advisory Agreement”), pursuant to which services are provided to the Fund. The New Advisory Agreement differs with respect to the dates of execution, effectiveness, initial term and termination and it includes a provision permitting DeAM, Inc. to delegate some or all of the services under the agreement to a sub-adviser who is not an affiliated person of DeAM, Inc. See “The New Advisory Agreement.”

The Investment Advisory Agreement

Background

The Board of Trustees of MG Trust is proposing the New Advisory Agreement because DeAMIS, the previous investment adviser of the Fund, will become a wholly owned subsidiary of Aberdeen PLC as a result of the Aberdeen Transaction. The Board has reviewed a proposal by DeAM, Inc., an affiliate of DeAMIS, to be the new investment adviser of the Fund. DeAM is serving as the Fund’s investment adviser under the Current Advisory Agreement. This proposal is discussed in more detail below.

The Current Advisory Agreement.    Prior to September 30, 2005, DeAMIS served as investment adviser to the Fund pursuant to an investment advisory agreement dated July 30, 2002 that was most recently approved by the shareholders of the Fund on July 30, 2002 when it was amended to permit DeAMIS to appoint certain affiliates as sub-advisers. It was most recently approved by the Board of Trustees of MG Trust, including a majority of Independent Trustees, on August 6, 2004.

On September 9, 2005, the Board of Trustees of MG Trust, including the Independent Trustees, approved the Current Advisory Agreement with DeAM, Inc. and voted to permit the Fund’s Advisory Agreement with DeAMIS to lapse in light of the pending acquisition of DeAMIS by Aberdeen PLC. The Current Advisory Agreement is substantially identical to the prior advisory agreement with DeAMIS, with the following exceptions: (1) the Current Advisory Agreement will expire on November 30, 2005, the closing date of the Aberdeen Transaction, or such later date as may be determined by the Board of Trustees of MG Trust not to exceed 150 days from the date of the Current Advisory Agreement (or no later than February 26, 2006); (2) the Current Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of MG Trust or the vote of a “majority of the outstanding voting securities” of the Fund (the same threshold as “Vote Required” below) on 10 calendar days’ written notice to DeAM, Inc., or by DeAM, Inc. on 60 days’ written notice to the Trust; (3) fees under the Current Advisory Agreement are paid into an interest-bearing escrow account with the Trust’s custodian or a bank; and (4) if the Fund’s shareholders approve the New Advisory Agreement, DeAM, Inc. will be paid the fees under the Current Advisory Agreement, including interest earned, but if the Fund’s shareholders do not approve the New Advisory Agreement, DeAM, Inc. will be paid the lesser of any costs incurred in performing the Current Advisory Agreement (plus interest earned) or the total amount in the escrow account (plus interest earned).

The New Advisory Agreement.    If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Board or the vote of a “majority of the outstanding voting securities” (the same threshold as “Vote Required” below) of the Fund and (2) the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for such purpose.

The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit O. The discussion of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit O. The New Advisory Agreement contains provisions substantially similar to the Current Advisory Agreement, except for a provision permitting DeAM, Inc. to delegate some or all of its services to sub-advisers who are not “affiliated persons” of DeAM, Inc., as defined in the 1940 Act, and the New Advisory Agreement does not contain the special provisions for the payment of fees into an escrow account and termination on 10 days’ notice that are required for interim advisory contracts under the 1940 Act. Like the prior agreement with DeAMIS, the New Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Trustees of the MG Trust or by vote of a “majority of the outstanding voting securities” of the Fund (the same threshold as “Vote Required” below) on not less than 60 days’ written notice to the Investment Adviser, or by DeAM, Inc. on 90 days’ written notice to the MG Trust.

The investment advisory fee rate proposed to be charged to the Fund under the New Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement. The advisory fee rate paid to DeAMIS under the prior advisory agreement and the advisory fees paid by the Fund for the most recent fiscal year are set forth in Exhibit F to this Proxy Statement.

Exhibit J to this Proxy Statement contains a list of funds with investment objectives similar to the Fund’s that are advised or sub-advised by DeAM, Inc., DeIM and DeAMIS, along with the fee rates and their net assets as of the most current fiscal year.

The proposed New Advisory Agreement with DeAM, Inc. was considered and unanimously approved by the Board of Trustees, including the Independent Trustees, at a meeting on September 9, 2005, with the recommendation that it be submitted to shareholders of the Fund for their approval at the Special Meeting.

The Board considered information provided by DeAM, Inc. about the proposal, including the reasons it was proposing to replace DeAMIS as the Fund’s Investment Adviser. DeAM, Inc. advised the Board that DeAMIS was to become a subsidiary of Aberdeen PLC as a result of the Aberdeen Transaction (for more information about the Aberdeen Transaction, see Proposal II above). DeAM, Inc. further advised the Board that in contrast to the fixed income strategies, where the portfolio management teams were moving to Aberdeen and the Investment Adviser was recommending that Aberdeen Subsidiaries be approved as sub-advisers in order to provide continuity of portfolio management, the Fund’s current management team was staying within the Deutsche Bank organization as part of DeAM, Inc., and an investment advisory agreement with DeAM, Inc. was necessary to provide investment management continuity. DeAM, Inc. then provided information to the Board regarding the portfolio management and other personnel who would continue to provide services to the Fund, including their performance for the Fund and for other accounts with investment objectives and policies similar to those of the Fund. DeAM, Inc. advised the Board that administrative duties conducted by DeAMIS in London, including trading and certain compliance functions, would be moved to New York along with portfolio management, and that it proposed to serve as investment adviser for the Fund under the same advisory fee schedule currently in effect for DeAMIS.

Background and Board Considerations

In approving the terms of the New Advisory Agreement, the Board of Trustees of MG Trust considered the following factors, among others:

•	DeAM, Inc. had advised the Board of Trustees of MG Trust that the same portfolio managers that managed the International Select Equity Fund prior to the Aberdeen Transaction would become employees of DeAM, Inc. and if the New Advisory Agreement was approved, would continue to manage the Fund as employees of DeAM, Inc. In this regard, the Board considered DeAM, Inc.’s assurances regarding the arrangements and incentives that had been established to ensure continued employment with Deutsche Asset Management of key members of this investment team. The Board of Trustees concluded that continued access to the services provided by this team was in the best interests of the International Select Equity Fund and its shareholders.

•	The advisory fees paid by the International Select Equity Fund would not change as a result of implementing the New Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board of Trustees also considered DeAM, Inc.’s representations that it does not expect any diminution in the nature or quality of services provided to the International Select Equity Fund.

•	The terms of the New Advisory Agreement are consistent with the prior advisory agreement with DeAMIS considered by the Board of Trustees and determined to be in the best interests of shareholders of the International Select Equity Fund.

•	The benefits to DeAM, Inc. and its affiliates from the New Advisory Agreement, including DeAM, Inc.’s conflict of interest in recommending to the Board of Trustees that they approve the New Advisory Agreement.

•	The resources and operations of DeAM, Inc., including the experience and professional qualifications of DeAM, Inc. personnel that would be providing compliance and other services to the International Select Equity Fund.

•	DeAM, Inc.’s commitment to pay all costs associated with obtaining shareholder approval of the New Advisory Agreement.

The Board of Trustees of MG Trust evaluated the New Advisory Agreement in conjunction with their broader annual review of the contractual arrangement of the International Select Equity Fund. With regard to the New Advisory Agreement, the Board of Trustees considered in particular that its terms are substantially identical to the terms of the prior advisory agreement, with DeAMIS, with the exception of the identity of the investment adviser and a provision permitting DeAM, Inc. to delegate some or all of its services to sub-advisers who are not “affiliated persons” of DeAM, Inc. as defined in the 1940 Act. At the conclusion of this review, the Board of Trustees of the MG Trust unanimously voted to approve the contractual arrangements between the International Select Equity Fund and DeAM, Inc., pending shareholder approval of the proposed New Advisory Agreement.

The factors considered by the Board of Trustees in connection with their general contract review, which are also pertinent to their approval of the proposed contractual arrangements, are set forth below. In determining to approve the New Advisory Agreement, the Board of Trustees considered factors that it believes relevant to the interests of International Select Equity Fund shareholders, including:

•	The investment management fee schedule for the International Select Equity Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to DeAM, Inc. by similar funds and institutional accounts advised by DeAM, Inc. With respect to fees paid by similar institutional accounts advised by DeAM, Inc., the Board of Trustees considered differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board of Trustees concluded that the fee schedule in effect for the International Select Equity Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund and fees paid by similar funds.

•	The extent to which economies of scale would be realized as the International Select Equity Fund grows. In this regard, the Board of Trustees noted that the investment management fee schedules for other DeAM, Inc.-managed funds include fee breakpoints and that, even though the fee schedule for International Select Equity Fund does not include breakpoints, DeAM, Inc. has indicated that it intends to propose breakpoint schedules for this fund in the near future. The Board of Trustees concluded that the International Select Equity Fund’s fee schedule will shortly represent an appropriate sharing between fund shareholders and DeAM, Inc. of such economies of scale as may exist in the management of the Fund at current asset levels.

•	The total operating expenses of the International Select Equity Fund, including expenses relative to the Fund’s peer group as determined by Lipper. In this regard, the Board of Trustees considered that the various expense limitations agreed to by DeAM, Inc. effectively limit the ability of the International Select Equity Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Fund’s contractual arrangement, and also serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

•

The investment performance of the International Select Equity Fund and DeAM, Inc., both absolute and relative to various benchmarks and industry peer groups. The Board of Trustees observed that for the one-, three- and five- year periods ended December 31, 2004, the International Select Equity Fund had outperformed the median of its Lipper peer group and for the five years ended December 31, 2004 had outperformed its benchmark, although it underperformed its benchmark for the other periods. The Board of Trustees recognized that DeAM, Inc. has made significant changes in its investment personnel and processes in recent years in an effort to improve long term performance.

•	The nature, extent and quality of the advisory services provided by DeAM, Inc. The Board of Trustees considered extensive information regarding DeAM, Inc., including its personnel (including particularly those personnel moving from DeAMIS to DeAM, Inc. with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board of Trustees noted that DeAM, Inc. is part of a global asset management business that offers a wide range of investing expertise and resources including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world. The Board of Trustees also considered the terms of the Current Advisory Agreement, including the scope of services provided under such Agreement. In this regard, the Board of Trustees concluded that the quality and range of services previously provided by DeAMIS and currently provided by DeAM, Inc. have benefited and should continue to benefit the International Select Equity Fund and its shareholders.

•	The costs of the services to, and profits realized by, DeAM, Inc. and its affiliates from their relationships with other DeAM, Inc.-managed funds. In analyzing DeAM, Inc.’s costs and profits, the Board of Trustees also reviewed the fees paid to and services provided by DeAM, Inc. and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). The Board of Trustees concluded that the International Select Equity Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM, Inc. and previously incurred by DeAMIS and its affiliates in providing services to the Fund.

•	The practices of DeAM, Inc. regarding the selection and compensation of brokers and dealers executing portfolio transactions for the International Select Equity Fund, including DeAM, Inc.’s soft dollar practices. In this regard, the Board of Trustees observed that DeAM, Inc. had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board of Trustees indicated that it would continue to monitor the allocation of the International Select Equity Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

DeAM, Inc.’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board of Trustees considered DeAM, Inc.’s commitment to indemnify the International Select Equity Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending inquiries. The Board of Trustees also considered the significant attention and resources dedicated by DeAM, Inc. to documenting and enhancing its compliance processes in recent years. The Board of Trustees noted in particular the experience and seniority of DeAM, Inc.’s chief compliance officer, the large number of compliance personnel who report to him and the substantial commitment of resources by Deutsche Asset Management to compliance matters.

The Board of Trustees evaluated the current investment management arrangements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the Current Advisory Agreement would be continued only until the New Advisory Agreement was approved. Based on all of the foregoing, the Board of Trustees determined to approve the New Advisory Agreement, and concluded that the continuation of such Agreement was in the best interests of the Fund’s shareholders.

The Board of Trustees of MG Trust, including the Independent Trustees, recommends that shareholders of the Scudder International Select Equity Fund vote “FOR” the approval of the New Advisory Agreement as set forth in this Proposal IV.

If the New Advisory Agreement is approved by shareholders of the International Select Equity Fund, the agreement will take effect as described above. If the New Advisory Agreement is not approved by shareholders, DeAM, Inc. will be paid the lesser of any costs incurred in performing the Current Advisory Agreement or the total amount in the escrow account and the Board will consider what other action, if any, is appropriate based upon the interests of the shareholders.

Vote Required

Approval of Proposal IV with respect to the New Advisory Agreement requires the affirmative vote of a majority of the International Select Equity Fund’s outstanding voting securities.

The vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the shares present at the Special Meeting or represented by proxy, if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, abstentions and broker non-votes will have the effect of votes against Proposal IV.

THE BOARDS, INCLUDING THE INDEPENDENT BOARD MEMBERS,

RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSALS I, II, III AND IV.

ANY UNMARKED PROXIES WILL BE SO VOTED.

Regulatory Matters.    Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisers have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisers and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment adviser has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Based on currently available information, however, the funds’ investment advisers believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Other Matters.    The Boards are not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals.    The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trusts/Corporation at Two International Place, Boston, Massachusetts 02110-4103.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

Shareholders’ Request For Special Meeting.    Shareholders holding at least 10% of a Trust’s outstanding voting securities (as defined in the 1940 Act) may request the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Trust. Meetings of shareholders for any other purpose also shall be called by the applicable Board when requested in writing by shareholders holding at least 10% of the shares then outstanding. For the Corporation, shareholders entitled to cast at least 50% of the votes entitled to be cast at the meeting may request the calling of a special meeting for any purpose.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT COMPUTERSHARE AT 1-866-846-9440.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL

MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

By Order of the Board of Trustees/Directors,

John Millette,

Secretary

October 17, 2005

THE BOARDS HOPE THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).

EXHIBITS

A.	Number of Shares of Each Class of Each Fund Outstanding as of the Record Date

B.	Record and Beneficial Owners of 5% or More of Each Class of Each Fund Outstanding as of the Record Date

C.	Information on Current Investment Management Agreements

D.	Form of Amended and Restated Investment Management Agreement with DeIM

E.	Form of Amended and Restated Investment Management Agreement with DeAM, Inc.

F.	Fees Paid by the Funds to the Investment Advisers

G.	Form of Aberdeen Sub-Advisory Agreement with AAMI

H.	Form of Aberdeen Sub-Advisory Agreement with Aberdeen IS

I.	Directors and Principal Executive Officers of DeAM, Inc. and DeIM

J.	Funds with Similar Investment Objectives Advised or Sub-Advised by DeAM, Inc., DeIM and DeAMIS

K.	Directors and Principal Executive Officers of DeAMIS

L.	Directors and Principal Executive Officers of Aberdeen PLC and AAMI

M.	Funds with Similar Investment Objectives Advised or Sub-Advised by AAMI

N.	Form of Sub-Sub-Advisory Agreement between AAMI and Aberdeen IS for Income Fund

O.	Form of Investment Management Agreement for International Select Equity Fund

EXHIBIT A

NUMBER OF SHARES OF EACH CLASS OF EACH FUND OUTSTANDING AS OF THE RECORD DATE

Class	Fund Name	Outstanding Shares
S	Emerging Markets Income	13,582,773.329
AARP	Emerging Markets Income	2,337,587.987
A	Emerging Markets Income	1,101,545.730
B	Emerging Markets Income	199,288.413
C	Emerging Markets Income	339,750.585
S	Fixed Income	126,170.134
A	Fixed Income	37,956,378.266
Inst	Fixed Income	52,361,501.350
B	Fixed Income	3,878,064.522
C	Fixed Income	5,057,383.588
Inv	Fixed Income	10,793,104.228
R	Fixed Income	618,963.263
S	Global Bond	11,584,785.915
AARP	Global Bond	499,441.362
A	Global Bond	3,524,842.818
B	Global Bond	403,268.754
C	Global Bond	391,029.489
S	Income	27,775,323.720
AARP	Income	12,479,743.859
A	Income	19,620,786.110
B	Income	1,507,271.702
C	Income	1,195,868.413
Inst	Income	34,175.384
S	International Select Equity	16,795.124
A	International Select Equity	66,178,225.667
Inst	International Select Equity	4,627,904.734
Prmr	International Select Equity	4,137,832.616
B	International Select Equity	787,061.666
C	International Select Equity	1,412,555.723
Inv	International Select Equity	1,789,809.395
R	International Select Equity	99,169.687
Inst	Lifecycle Long Range	63,042,690.200
Inv	Lifecycle Long Range	3,829,002.632
S	Short Duration	29,695.134
A	Short Duration	7,796,270.812
Inst	Short Duration	3,424,770.453
B	Short Duration	854,222.786
C	Short Duration	3,353,047.560

A-1

EXHIBIT B

RECORD AND BENEFICIAL OWNERS OF

5% OR MORE OF EACH CLASS OF EACH FUND

AS OF THE RECORD DATE

Class	Name of Fund	Name and Address of Owner	Number of Shares	Percentage of Ownership
S	Emerging Markets Income	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUND DEPT SAN FRANCISCO, CA 94104-4122	2,085,883.781	15.36%

A	Emerging Markets Income	FTC & CO. DENVER, CO 80217-3736	72,073.320	6.54%

A	Emerging Markets Income	UBS FINANCIAL SERVICES INC. FBO SEPROD LIMITED ATTN: SUSHIL K. JAIN KINGSTON, JAMAICA	93,732.928	8.51%

A	Emerging Markets Income	LPL FINANCIAL SERVICES A/C XXXX-XXXX SAN DIEGO, CA 92121-1968	89,126.843	8.09%

C	Emerging Markets Income	PERSHING LLC JERSEY CITY, NJ 07303-2052	19,152.011	5.64%

B	Emerging Markets Income	MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	12,601.833	6.32%

C	Emerging Markets Income	MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	41,314.215	12.16%

B	Emerging Markets Income	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADM (97HB3) JACKSONVILLE, FL 32246-6484	14,279.875	7.17%

C	Emerging Markets Income	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADM (97HB3) JACKSONVILLE, FL 32246-6484	31,200.480	9.18%

S	Fixed Income	SCUDDER TRUST COMPANY CUST FOR THE IRA ROLLOVER OF SALEM, NH 03079-5315	11,285.963	8.95%

S	Fixed Income	SCUDDER TRUST COMPANY CUST FOR THE IRA OF RICHARD BURSKY COCONUT CREEK, FL 33073-2423	9,401.748	7.45%

S	Fixed Income	SCUDDER TRUST COMPANY CUST FOR THE IRA OF DORIS M VERDON PHILADELPHIA, PA 19154-4351	9,126.640	7.23%

Class	Name of Fund	Name and Address of Owner	Number of Shares	Percentage of Ownership
S	Fixed Income	MEREDITH ROTTERSMANN BROOKLINE, MA 02445-6809	9,192.702	7.29%

S	Fixed Income	SCUDDER TRUST COMPANY CUST FOR THE IRA ROLLOVER OF ROBERT S TOSH, HELEN C TOSH & LAURA T CURT POAS SUNAPEE NH 03782-2930	7,595.861	6.02%

Inst	Fixed Income	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT MUTUAL FUNDS DEPARTMENT SAN FRANCISCO, CA 94104-4122	4,953,817.852	9.46%

Inv	Fixed Income	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT MUTUAL FUNDS DEPARTMENT SAN FRANCISCO, CA 94104-4122	1,583,831.134	14.67%

R	Fixed Income	NFS LLC FEBO FIRST INTERSTATE BANK FIRST INTERSTATE BANK TTEE U/A 07/01/83 BILLINGS, MT 59101-1200	60,913.080	9.84%

Inst	Fixed Income	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR NEW YORK, NY 10281-1003	3,418,739.858	6.53%

Inv	Fixed Income	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR NEW YORK, NY 10281-1003	2,556,702.567	23.69%

A	Fixed Income	JENNIFER FERRARI TTEE STATE STREET BANK AND TRUST FBO ADP 401K DAILY VALUATION PROD B ROSELAND NJ 07068-1739	2,366,297.079	6.23%

Inst	Fixed Income	SCUDDER TRUST COMPANY TTEE FBO DB MATCHED SAVINGS PLAN ATTN: ASSET RECON DEPT # 063115 PO BOX 1757 SALEM NH 03079-1143	5,515,897.454	10.53%

R	Fixed Income	SCUDDER TRUST COMPANY FBO HAMPSHIRE OB-GYN ASSOC INC ATTN: ASSET RECON DEPT# XXXXX SALEM NH 03079-1143	50,009.548	8.08%

Class	Name of Fund	Name and Address of Owner	Number of Shares	Percentage of Ownership
R	Fixed Income	COMMUNITY BANK N A CUST FBO BANCOOP SAVINGS & INVESTMENT UTICA NY 13502-6317	34,347.186	5.55%

R	Fixed Income	STATE STREET BANK & TRUST FBO ADP/SCUDDER CHOICE 401(K) PRODUCT FLORHAM PARK NJ 07932-1502	119,472.408	19.30%

Inv	Fixed Income	SCUDDER TRUST CO CUST FBO LIFE CARE CENTERS OF AMERICA ATTN: ASSET RECON DEPT #XXXXX SALEM NH 03079-1143	1,077,511.734	9.98%

Inst	Fixed Income	STATE STREET BANK & TRUST CO CUST FOR SCUDDER PATHWAY SERIES BALANCED PORTFOLIO QUINCY MA 02171-2105	5,894,559.325	11.26%

A	Fixed Income	MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	4,699,769.721	12.38%

B	Fixed Income	MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	259,835.861	6.70%

B	Fixed Income	CITIGROUP GLOBAL MARKETS INC XXXXXXXXXXXX ATTN: PETER BOOTH 7TH FL NEW YORK NY 10001-2402	307,887.400	7.94%

C	Fixed Income	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADM (97HB3) JACKSONVILLE FL 32246-6484	501,082.551	9.91%

S	Global Bond	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUND DEPT SAN FRANCISCO CA 94104-4122	1,079,654.372	9.32%

C	Global Bond	CITIGROUP GLOBAL MARKETS INC XXXXXXXXXXX ATTN: PETER BOOTH 7TH FL NEW YORK NY 10001-2402	22,742.856	5.82%

C	Global Bond	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADM (97HB3) JACKSONVILLE FL 32246-6484	22,872.974	5.85%

Class	Name of Fund	Name and Address of Owner	Number of Shares	Percentage of Ownership
S	Income	SCUDDER TRUST COMAPANY TTEE FARMERS GROUP INC EMPLOYEES PROFIT SHARING SAVINGS ATTN: ASSET RECON SALEM NH 03079-1143	1,751,823.810	6.31%

Inst	Income	SCUDDER TRUST COMPANY CUST FOR THE IRA ROLLOVER OF PATRICIA MANLEY NEW YORK NY 10021-1505	20,619.384	60.33%

Inst	Income	STATE STREET BANK & TRUST CO CUST FOR SCUDDER PATHWAY SERIES CONSERVATIVE PORTFOLIO QUINCY MA 02171-2105	6,314.576	18.48%

C	Income	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADM (97HB3) JACKSONVILLE FL 32246-6484	100,470.114	8.40%

S	International Select Equity	DIANE LOWE DESROSIER GREENWICH CT 06830-3819	1,690.911	10.07%

S	International Select Equity	LADY MARGARET REDD TRUE REDD JT TEN KARNACK TX 75661-1412	1,166.045	6.94%

S	International Select Equity	IRIS DERBSCH NEW YORK NY 10007-2271	1,454.088	8.66%

S	International Select Equity	SCUDDER TRUST COMPANY CUST FOR THE IRA OF JOHN L FOX NEW YORK NY 10028-0418	2,570.694	15.31%

S	International Select Equity	SUSAN SWITZER GREENE HAROLD WAYNE GREENE JT TEN COPLEY OH 44321-1501	1,320.236	7.86%

Inst	International Select Equity	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT MUTUAL FUNDS DEPARTMENT SAN FRANCISCO CA 94104-4122	1,411,088.787	30.49%

Inst	International Select Equity	T ROWE PRICE RETIREMENT PLAN SERVICES FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD 21117-4903	403,851.612	8.73%

Inst	International Select Equity	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR NEW YORK NY 10281-1003	272,761.723	5.89%

Class	Name of Fund	Name and Address of Owner	Number of Shares	Percentage of Ownership
Inv	International Select Equity	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR NEW YORK NY 10281-1003	767,098.675	42.86%

Inst	International Select Equity	SCUDDER TRUST CO FBO MOHAWK CARPET CORP RET & SAV PLAN #XXXXX ATTN: ASSET RECON SALEM NH 03079-1143	545,393.203	11.78%

Inst	International Select Equity	SCUDDER TRUST CO TTEE FBO MOHAWK MODERATE PORTFOLIO ATTN: FUND OPERATIONS BOSTON MA 02110-4104	265,242.198	5.73%

Prm	International Select Equity	SCUDDER TRUST COMPANY TTEE FBO DB MATCHED SAVINGS PLAN ATTN: ASSET RECON DEPT # 063115 PO BOX 1757 SALEM NH 03079-1143	3,398,041.763	82.12%

Inst	International Select Equity	MID SUPPLEMENTAL RETIREMENT PLAN PO BOX 4060 MODESTO CA 95352-4060	232,636.850	5.03%

R	International Select Equity	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	6,489.755	6.54%

R	International Select Equity	STANLEY P YAVOROSKI TTEE FBO DIGITAL SYSTEMS GROUP INC PROFIT SHARING PLAN WARMINSTER PA 18974-2845	11,992.465	12.09%

R	International Select Equity	STATE STREET BANK & TRUST FBO ADP/SCUDDER CHOICE 401(K) PRODUCT FLORHAM PARK NJ 07932-1502	20,604.394	20.78%

R	International Select Equity	STATE STREET TTEE FBO ALTURA CREDIT UNION 401(K) PLAN RIVERSIDE CA 92507-0906	22,687.000	22.88%

Class	Name of Fund	Name and Address of Owner	Number of Shares	Percentage of Ownership
Inv	International Select Equity	SCUDDER TRUST COMPANY FBO METRIS RETIREMENT PLAN ATTN: ASSET RECON DEPT# XXXXXX SALEM NH 03079-1143	34,213.659	7.50%

A	International Select Equity	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) 250 BLOOR ST EAST 7TH FLOOR TORONTO ONTARIO CANADA M4W1E5	60,914,485.039	92.05%

Inv	International Select Equity	JP MORGAN CHASE CUST FBO ADP MID MARKET PRODUCT ATTN: LISA GLENN BROOKLYN NY 11245-0001	457,448.268	25.56%

Prm	International Select Equity	STATE STREET BANK & TRUST CO CUST FOR SCUDDER PATHWAY SERIES BALANCED PORTFOLIO QUINCY MA 02171-2105	249,536.971	6.03%

Prm	International Select Equity	STATE STREET BANK & TRUST CO CUST FOR SCUDDER PATHWAY SERIES GROWTH PORTFOLIO QUINCY MA 02171-2105	310,218.279	7.50%

Inst	International Select Equity	DEUTSCHE BANK SECURITIES INC. FBO XXX-XXXXX-XX NEW YORK, N.Y. 10020 ATT: MUTUAL FUND DEPT 26TH FLO	401,233.545	8.67%

B	International Select Equity	MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	42,798.083	5.44%

B	International Select Equity	CITIGROUP GLOBAL MARKETS INC XXXXXXXXXXX ATTN PETER BOOTH 7TH FL NEW YORK NY 10001-2402	39,674.280	5.04%

C	International Select Equity	CITIGROUP GLOBAL MARKETS INC XXXXXXXXXXX ATTN: PETER BOOTH 7TH FL NEW YORK NY 10001-2402	72,426.563	5.13%

Class	Name of Fund	Name and Address of Owner	Number of Shares	Percentage of Ownership
B	International Select Equity	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADM (97HB3) JACKSONVILLE FL 32246-6484	67,207.058	8.54%

C	International Select Equity	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADM (97HB3) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	120,810.114	8.55%

Inv	Lifecycle Long Range	CHARLES SCHWAB & CO/SCHWAB OMNIBUS ACCOUNT REINVEST ATTN: MUTUAL FUND ACCT MGMT TEAM SAN FRANCISCO CA 94104-4122	305,338.584	7.97%

Inst	Lifecycle Long Range	STATE STREET BANK & TR TTEE FBO ALTRIA CORPORATE SERVICES DEFERRED PROFIT SHARING MASTER TR WESTWOOD MA 02090-2318	11,993,869.986	19.02%

Inst	Lifecycle Long Range	NORTHERN TRUST CO TTEE FBO NORTEL NETWORKS LONG TERM INVESTMENT PLAN-DV PO BOX 92994 CHICAGO IL 60675-2994	6,865,595.452	10.89%

Inv	Lifecycle Long Range	STATE STREET CORP AS TTEE FOR WESTINGHOUSE SAVANNAH RIVER/BECHTEL SAVANNAH RVR INC SVGS & INVEST PL JERSEY CITY NJ 07302-3885	2,428,871.946	63.43%

Inv	Lifecycle Long Range	WILMINGTON TRUST COMPANY TTEE 403B A/C XXXXX-X C/O MUTUAL FUNDS FBO KALEIDA HEALTH SVGS INVST WILMINGTON DE 19899-8880	397,003.212	10.37%

Inst	Lifecycle Long Range	STATE STREET BANK AND TRUST TTEE FBO KRAFT FOODS INC SVGS PLAN MASTER TRUST ATTN: MICHELLE L ROBBINS WESTWOOD MA 02090-2318	42,785,158.998	67.87%

Class	Name of Fund	Name and Address of Owner	Number of Shares	Percentage of Ownership
S	Short Duration	DUANE K RAIR SUZANNE K RAIR JT TEN PROSPECT ME 04981-3518	2,551.902	8.59%

S	Short Duration	SCUDDER TRUST COMPANY CUST FOR THE IRA OF DUANE K RAIR PROSPECT ME 04981-3518	2,041.526	6.87%

S	Short Duration	GERALD GUMORA LAVALETTE GUMORA JT TEN NEW YORK NY 10025-7030	2,249.284	7.57%

S	Short Duration	SCUDDER TRUST COMPANY CUST FOR THE IRA OF NANCY J HOPPS HINTON WV 25951-2449	2,865.582	9.65%

S	Short Duration	DAVID D FLEMING MARY H FLEMING JT TEN 1115 E DETROIT AVE MONMOUTH IL 61462-1454	5,872.260	19.78%

S	Short Duration	SCUDDER TRUST COMPANY CUST FOR THE IRA OF ELAINE G HOLMES PALM BCH GDNS FL 33410-4636	3,960.652	13.34%

S	Short Duration	SCUDDER TRUST COMPANY CUST FOR THE IRA OF TIMOTHY LLOYD RICE TOWER MN 55790-8310	4,839.340	16.30%

Inst	Short Duration	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR NEW YORK NY 10281-1003	758,735.039	22.15%

Inst	Short Duration	NATIONAL INVESTOR SERVICES FBO XXX-XXXXX-XX NEW YORK NY 10041-3299	208,873.240	6.10%

Inst	Short Duration	KNOTFLOAT & CO C/O STATE STREET BANK BOSTON MA 02206-5496	198,746.000	5.80%

Inst	Short Duration	WHITEHALL STATION INSURANCE CO LTD FIRSTCARRIBEAN HOUSE GRAND CAYMAN, CAYMAN ISLANDS	282,671.071	8.25%

Inst	Short Duration	STATE STREET BANK & TRUST CO CUST FOR SCUDDER PATHWAY SERIES CONSERVATIVE PORTFOLIO QUINCY MA 02171-2105	323,832.372	9.46%

Class	Name of Fund	Name and Address of Owner	Number of Shares	Percentage of Ownership
A	Short Duration	NFS LLC FEBO TOWN OF JOHNSTON POLICE/FIRE PEN WILLIAM MACERA JOHNSTON RI 02919-7134	423,510.460	5.43%

A	Short Duration	MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	1,837,434.479	23.57%

C	Short Duration	MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	290,958.478	8.68%

A	Short Duration	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADM (97HB3) JACKSONVILLE FL 32246-6484	708,078.209	9.08%

C	Short Duration	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADM (97HB3) JACKSONVILLE FL 32246-6484	764,577.116	22.80%

EXHIBIT C

INFORMATION ON CURRENT INVESTMENT MANAGEMENT AGREEMENTS

Scudder Advisor Funds III:

Scudder Lifecycle Long Range Fund

The Current Investment Management Agreement for the Scudder Lifecycle Long Range Fund was most recently approved by the Board of Trustees on September 30, 2005. The Current Investment Management Agreement for the Scudder Lifecycle Long Range Fund was most recently approved by shareholders on March 17, 2003. It was submitted to shareholders in connection with the approval of an amended investment management agreement that allowed delegation of some or all of its advisory duties to a non-affiliated sub-advisor.

Date of current agreement:    March 17, 2003

Scudder MG Investments Trust:

Scudder Fixed Income Fund

Scudder Short Duration Fund

The Current Investment Management Agreements for the Scudder Fixed Income Fund and Scudder Short Duration Fund were most recently approved by the Board of Trustees on September 30, 2005. The Current Investment Management Agreements for the Scudder Fixed Income Fund and Scudder Short Duration Fund were most recently approved by shareholders of each Fund on July 30, 2002 in connection with the change in control of the Investment Adviser as a result of the acquisition of the Investment Adviser by Deutsche Bank.

Date of current agreement:    July 30, 2002

Scudder International Select Equity Fund

The Interim Investment Advisory Agreement with DeAM, Inc. for the Scudder International Select Equity Fund was approved by the Board of Trustees on September 9, 2005.

Date of current agreement: September 30, 2005

Scudder Portfolio Trust:

Scudder Income Fund

The Current Investment Management Agreement for the Scudder Income Fund was most recently approved by the Board of Trustees on September 30, 2005. The Current Investment Management Agreement for the Scudder Income Fund was most recently approved by shareholders on March 28, 2002 in connection with the change in control of the Investment Adviser as a result of the acquisition of the Investment Adviser by Deutsche Bank.

Date of current agreement: March 28, 2002

C-1

Global/International Fund, Inc.:

Scudder Emerging Markets Income Fund

Scudder Global Bond Fund

The Current Investment Management Agreements for the Scudder Emerging Markets Income Fund and the Scudder Global Bond Fund were most recently approved by the Board of Directors on September 30, 2005. The Current Investment Management Agreements for the Scudder Emerging Markets Income Fund and the Scudder Global Bond Fund were most recently approved by shareholders on March 28, 2002 in connection with the change in control of the Investment Adviser as a result of the acquisition of the Investment Adviser by Deutsche Bank.

Date of current agreement: March 28, 2002

C-2

EXHIBIT D

PROPOSED FORM OF AMENDED AND

RESTATED INVESTMENT MANAGEMENT AGREEMENT (DeIM)

Global/International Fund, Inc./ Scudder Portfolio Trust

Two International Place

Boston, Massachusetts 02110

[                    , 2005]

Deutsche Investment Management Americas Inc.

345 Park Avenue

New York, New York 10154-0010

Amended and Restated Investment Management Agreement

Scudder Emerging Markets Income Fund

Scudder Global Bond Fund/

Scudder Income Fund/

Ladies and Gentlemen:

[Name of [Trust] [Corporation] [(the “Trust”)] [(the “Corporation”)], has been established as a [Maryland corporation] [Massachusetts business Trust] to engage in the business of an investment company. Pursuant to [the Corporation’s Articles of Incorporation, as amended from time-to-time (the “Articles”)] [the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”)], the Board of [Directors] [Trustees] may divide the [Trust’s] [Corporation’s] shares of [capital stock] [beneficial interest], par value $0.     per share, (the “Shares”) into separate series, or funds, including [Scudder Emerging Markets Income Fund and Scudder Global Bond Fund] [Scudder Income Fund] (the “Fund”). Series may be abolished and dissolved, and additional series established, from time to time by action of the [Directors] [Trustees].

The [Trust] [Corporation], on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the [Trust] [Corporation] on behalf of the Fund agrees with you as follows:

1.  Delivery of Documents.    The [Trust] [Corporation] engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) relating to the Fund included in the [Trust’s] [Corporation’s] Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the [Trust] [Corporation] under the Investment Company Act of 1940, as amended, (the “1940 Act”) and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the [Trust] [Corporation]. The [Trust] [Corporation] has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the [Trust] [Corporation] and the Fund:

(a) The [Articles] [Declaration] dated                     , as amended to date.

(b) By-Laws of the [Trust] [Corporation] as in effect on the date hereof (the “By-Laws”).

(c) Resolutions of the [Directors] [Trustees] of the [Trust] [Corporation] and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

The [Trust] [Corporation] will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2.  Sublicense to Use the Scudder Trademarks.    As exclusive licensee of the rights to use and sublicense the use of the “Scudder,” “Scudder Investments, Inc.” and “Scudder, Stevens & Clark, Inc.” trademarks (together, the “Scudder Marks”), you hereby grant the [Trust] [Corporation] a nonexclusive right and sublicense to use (i) the “Scudder” name and mark as part of the [Trust’s] [Corporation’s] name (the “Fund Name”), and (ii) the Scudder Marks in connection with the [Trust’s] [Corporation’s] investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you or any organization which shall have succeeded to your business as investment manager (“your Successor”) and the [Trust] [Corporation], or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The [Trust] [Corporation] agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the [Trust’s] [Corporation’s] uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the “Trademark Owner”), and that the [Trust] [Corporation] shall not challenge the validity of the Scudder Marks or the Trademark Owner’s ownership thereof. The [Trust] [Corporation] further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of duality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the [Trust] [Corporation] rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the [Trust] [Corporation] shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the [Trust] [Corporation] as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your Successor) and the [Trust] [Corporation], or you no longer are a licensee of the Scudder Marks, the [Trust] [Corporation] shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or your Successor) or the Trademark Owner. In no event shall the [Trust] [Corporation] use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name “Scudder”) if this Agreement or any other investment advisory agreement between you (or your Successor) and the Fund is terminated.

3.  Portfolio Management Services.    As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the “Code”) relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the [Trust’s] [Corporation’s] Board of [Directors] [Trustees]. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the [Trust] [Corporation] or counsel to you. You shall also make available to the [Trust] [Corporation] promptly upon request all of the Fund’s investment records and ledgers as are necessary to assist the [Trust] [Corporation] in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the [Trust] [Corporation] are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund’s portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the [Trust’s] [Corporation’s] Board of [Directors] [Trustees] periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the [Trust’s] [Corporation’s] officers or Board of [Directors] [Trustees] shall reasonably request.

4.  Delegation of Portfolio Management Services.    Subject to the prior approval of a majority of the members of the Fund’s Board of [Directors/Trustees], including a majority of the [Directors/Trustees] who are not “interested persons,” as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 3 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

Subject to the prior approval of a majority of the members of the Fund’s Board of [Directors/Trustees], including a majority of the [Directors/Trustees] who are not “interested persons,” as defined in the 1940 Act, you may, through a sub-advisory agreement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of you or of the Fund (other than by reason of serving as an investment advisor to the Fund) (each a “sub-advisor”), to the extent permitted by applicable law, certain of your duties enumerated in section 3 hereof; provided, that you shall continue to supervise the services provided by such sub-advisor and any such delegation shall not relieve you of any of your obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-advisor or delegate, the portion of portfolio assets of the Fund that the sub-advisor or delegate shall manage and the fees to be paid to the sub-advisor or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund’s Board of [Directors/Trustees], including a majority of the [Directors/Trustees] who are not “interested persons,” as defined in the 1940 Act.

5.  Administrative Services.    In addition to the portfolio management services specified in section 3 hereof, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the [Trust] [Corporation] administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the [Trust’s] [Corporation’s] Board of [Directors] [Trustees] and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the “SEC”) and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund’s transfer agent; assisting in the preparation and filing of the Fund’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; establishing and monitoring the Fund’s operating expense budgets; reviewing the Fund’s bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the [Trust] [Corporation] as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the [Trust’s] [Corporation’s] Board of [Directors] [Trustees]. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

6.  Allocation of Charges and Expenses.    Except as otherwise specifically provided in this section 6, you shall pay the compensation and expenses of all [Directors] [Trustees], officers and executive employees of the [Trust] [Corporation] (including the Fund’s share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the [Trust] [Corporation], subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 5 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 6. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund’s [Directors] [Trustees] and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund’s custodian or other agents of the [Trust] [Corporation]; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 6, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; the compensation and all expenses (specifically including travel expenses relating to [Trust] [Corporation] business) of [Directors] [Trustees], officers and employees of the [Trust] [Corporation] who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of [Directors] [Trustees] and officers of the [Trust] [Corporation]; costs of shareholders’ and other meetings; and

travel expenses (or an appropriate portion thereof) of [Directors] [Trustees] and officers of the [Trust] [Corporation] who are [Directors] [Trustees], officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of [Directors] [Trustees] of the [Trust] [Corporation] or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the [Trust] [Corporation] on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

7.  Management Fee [Scudder Emerging Markets Income Fund].    For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4, 5 and 6 hereof, the Corporation on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 1.00 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $500 million, the fee payable for that month based on the portion of the average of such values in excess of $500 million shall be 1/12 of 0.95 of 1 percent of such portion; over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

7.  Management Fee [Scudder Global Bond Fund].    For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4, 5 and 6 hereof, the Corporation on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 0.75 of 1.00 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $250 million, the fee payable for that month based on the portion of the average of such values in excess of $250 million shall be 1/12 of 0.72 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1 billion, the fee payable for that month based on the portion of the average of such values in excess of $1 billion shall be 1/12 of 0.70 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $2.5 billion, the fee payable for that month based on the portion of the average of such values in excess of $2.5 billion shall be 1/12 of 0.68 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $5.0 billion, the fee payable for that month based on the portion of the average of such values in excess of $5.0 billion shall be 1/12 of 0.65 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $7.5 billion, the fee payable for that month based on the portion of the average of such values in excess of $7.5 billion shall be 1/12 of 0.64 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $10 billion, the fee payable for that month based on the portion of the average of such values in excess of $10 billion shall be 1/12 of 0.63 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $12.5 billion, the fee payable for that month based on the portion of the average of such values in excess of $12.5 billion shall be 1/12 of 0.62 of 1 percent of such portion; over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

7.  Management Fee [Scudder Income Fund].    For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4, 5 and 6 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 0.55 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $250 million, the fee payable for that month based on the portion of the average of such values in excess of $250 million shall be 1/12 of 0.52 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1 billion, the fee payable for that month based on the portion of the average of such values in excess of $1 billion shall be 1/12 of 0.50 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $2.5 billion, the fee payable for that month based on the portion of the average of such values in excess of $2.5 billion shall be 1/12 of 0.48 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $5.0 billion, the fee payable for that month based on the portion of the average of such values in excess of $5.0 billion shall be 1/12 of 0.45 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $7.5 billion, the fee payable for that month based on the portion of the average of such values in excess of $7.5 billion shall be 1/12 of 0.43 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $10 billion, the fee payable for that month based on the portion of the average of such values in excess of $10 billion shall be 1/12 of 0.41 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $12.5 billion, the fee payable for that month based on the portion of the average of such values in excess of $12.5 billion shall be 1/12 of 0.40 of 1 percent of such portion; over any compensation waived by you from time to time (as more described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the [Articles]

[Declaration] and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 7, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 7.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

8.  Avoidance of Inconsistent Position; Services Not Exclusive.    In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund’s account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the [Trust] [Corporation]. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

9.  Limitation of Liability of Manager.    As an inducement to your undertaking to render services pursuant to this Agreement, the [Trust] [Corporation] agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the [Trust] [Corporation], the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

10.  Duration and Termination of This Agreement.    This Agreement shall remain in force until September 30, 200   and continue in force from year to year thereafter, but

only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the [Directors] [Trustees] who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the [Directors] [Trustees] of the [Trust] [Corporation], or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the [Trust] [Corporation]’s Board of [Directors] [Trustees] on 60 days’ written notice to you, or by you on 60 days’ written notice to the [Trust] [Corporation]. This Agreement shall terminate automatically in the event of its assignment.

11.  Amendment of this Agreement.    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

*INCLUDE THE FOLLOWING SECTION FOR SCUDDER PORTFOLIO TRUST*

[12.  Limitation of Liability for Claims.    The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Scudder Portfolio Trust” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.]

12/13.  Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “affiliated person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of [The Commonwealth of Massachusetts] [the State of Maryland], provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement is an Amendment and Restatement of the Investment Management Agreement dated [date] entered into between you and the [Trust][Corporation] on behalf of the Fund and shall supersede all prior investment advisory or management agreements entered into between you and the [Trust] [Corporation] on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the [Trust] [Corporation], whereupon this letter shall become a binding contract effective as of the date of this Agreement.

Yours very truly,

[Global/International Fund, Inc. on behalf of its series Scudder Emerging Markets Income Fund and Scudder Global Bond Fund]

[Scudder Portfolio Trust on behalf of its series Scudder Income Fund]

By:
[name of officer]
[Title]

The foregoing Agreement is hereby accepted as of the date hereof.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
[name]
Managing Director

EXHIBIT E

PROPOSED FORM OF AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT (DeAM, INC.)

THIS AGREEMENT is made as of the      day of             , 2005 by and between SCUDDER MG INVESTMENTS TRUST, a Delaware statutory trust (the “Trust”), on behalf of the series listed on Schedule A, and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the “Advisor”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies;

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.  Appointment of Investment Advisor.    The Trust hereby appoints the Advisor to act as the investment advisor of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as a “Series,” and collectively as the “Series”). The Advisor shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

2.  Delivery of Documents.    The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

(a) The Trust’s Declaration of Trust, filed with the State of Delaware on September 13, 1993 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(b) The Trust’s Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Trust Agreement”);

(c) Resolutions of the Trust’s Board of Trustees and shareholders authorizing the appointment of the Advisor and approving this Agreement;

(d) The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”) (File No. 33-68704) and under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) relating to the shares of the Trust and its series, and all amendments thereto; and

(e) Each Series’ most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”).

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

The Advisor will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

3.  Duties of Investment Advisor.    In carrying out its obligations under Section 1 hereof, the Advisor shall:

(a) supervise and manage all aspects of a Series’ operations, except for distribution services;

(b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office;

(d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series’ portfolio;

(e) determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board of Trustees; and

(f) take all actions necessary to carry into effect a Series’ purchase and sale programs.

4.  Portfolio Transactions.    The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information. The Advisor will promptly communicate to a Series’ administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Subject to the policies established by the Board in compliance with applicable law, the Advisor may direct DB Securities, Inc. (“DB Securities”) or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.” If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

The Trust on behalf of a Series will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series’ order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

5.  Control by Board of Trustees.    Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

6.  Compliance with Applicable Requirements.    In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

(b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

(c) the provisions of the Declaration of Trust;

(d) the provisions of the Trust Agreement; and

(e) any other applicable provisions of state and federal law.

7.  Expenses.    The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the Advisor as follows:

(a) The Advisor shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

(b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

8.  Delegation of Advisory Services.    Subject to the prior approval of a majority of the members of the Trust’s and the Series’ Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor’s duties enumerated in section 1 hereof; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

Subject to the prior approval of a majority of the members of the Trust’s and the Series’ Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of the Advisor or of the Trust or Series (other than by reason of serving as an investment advisor to the Series) (each a “sub-advisor”), to the extent permitted by applicable law, certain of the Advisor’s duties enumerated in section 1 hereof; provided, that the Advisor shall continue to supervise the services provided by such sub-advisor and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-advisor or delegate, the portion of portfolio assets of the Series that the sub-advisor or delegate shall manage and the fees to be paid to the sub-advisor or delegate by the Advisor under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of a majority of the members of the Trust’s and the Series’ Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act.

9.  Compensation.    For the services to be rendered and the expenses assumed by the Advisor, the Trust shall pay to the Advisor monthly compensation in accordance with Schedule A.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In the event of termination of this Agreement, the advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

10.  Non-Exclusivity.    The services of the Advisor to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

11.  Additional Series and Classes.    In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of Shares or class of Shares and the execution of an amended Appendix A reflecting the applicable names and terms.

12.  Duration and Termination.    This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the Advisor to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days’ written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the term “assignment” shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

13.  Limitation of Liability of the Advisor; Indemnification.    The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

14.  Notices.    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust , One South Street, Baltimore, Maryland 21202, if to the Advisor, 345 Park Avenue, New York, New York 10154.

15.  Severability.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.  Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

17.  Reports.    The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

18.  Certain Records.    Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

19.  Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

20.  Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.  Amendment and Restatement.    This Agreement is an Amendment and Restatement of the Investment Advisory Agreement dated [date] between the Trust on behalf of the Series listed on Schedule A and the Advisor and shall supersede all prior investment advisory or management agreements between the Trust on behalf of the Series listed on Schedule A and the Advisor.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

SCUDDER MG INVESTMENTS TRUST

on behalf of the Series listed on Schedule A

Attest: By:	By:
Name:	Name:
Title:

DEUTSCHE ASSET MANAGEMENT, INC.

Attest: By:	By:
Name:	Name:
Title:

SCHEDULE A

TO INVESTMENT ADVISORY AGREEMENT

MADE AS OF                 , 2005

BETWEEN

SCUDDER MG INVESTMENTS TRUST, on behalf of the Series listed below,

AND DEUTSCHE ASSET MANAGEMENT, INC.

Series	Investment Advisory Fee
Scudder Fixed Income Fund	0.40%
Scudder Short Duration Fund	0.40%

EXHIBIT F

FEES PAID BY THE FUNDS TO THE INVESTMENT ADVISERS

Scudder Lifecycle Long Range Fund:

Scudder Lifecycle Long Range Fund currently pays investment management fees at the rate of 0.65% per annum of the value of the Fund’s average daily net assets. The Lifecycle Long Range Fund paid $3,155,713 to the Investment Adviser for the fiscal year ended March 31, 2005. The Board of Trustees has approved a revised advisory fee schedule under which the Fund will pay investment management fees at the rate of 0.60% per annum for the first $250 million; 0.575% on the next $500 million; and 0.55% in excess of $750 million.

Scudder Fixed Income Fund

The Scudder Fixed Income Fund pays investment management fees at the rate of 0.40% per annum of the value of the Fund’s average daily net assets. The Scudder Fixed Income Fund paid $3,885,739 to the Investment Adviser for the fiscal year ended October 31, 2004.

Scudder International Select Equity Fund

The Scudder International Select Equity Fund pays investment management fees at the rate of 0.70% per annum of the value of the Fund’s average daily net assets. The Scudder International Select Equity Fund paid $6,186,589 to the Investment Adviser for the fiscal year ended October 31, 2004.

Scudder Short Duration Fund

The Scudder Short Duration Fund pays investment management fees at the rate of 0.40% per annum of the value of the Fund’s average daily net assets. The Scudder Short Duration Fund paid $662,385 to the Investment Adviser for the fiscal year ended October 31, 2004.

Scudder Income Fund

The Scudder Income Fund pays investment management fees at the rate of 0.550% for the first $250 million; 0.520% for the next $750 million; 0.50% for the next $1.5 billion; 0.480% for the next $2.5 billion; 0.450% for the next $2.5 billion; 0.430% for the next $2.5 billion; 0.410% for the next $2.5 billion and 0.400% over $12.5 billion. The Scudder Income Fund paid $4,639,957 to the Investment Adviser for the fiscal year ended January 31, 2005.

Scudder Emerging Markets Income Fund

The Scudder Emerging Markets Income Fund pays investment management fees at the rate of 1.00% for the first $500 million and 0.950% over $500 million. The Scudder Emerging Markets Income Fund paid $1,709,670 to the Investment Adviser for the fiscal year ended October 31, 2004.

F-1

Scudder Global Bond Fund

The Scudder Global Fund pays investment management fees at the rate of 0.750% for the first $250 million; 0.720% for the next $750 million; 0.700% for the next $1.5 billion; 0.680% for the next $2.5 billion; 0.650% for the next $2.5 billion; 0.640% for the next $2.5 billion; 0.630% for the next $2.5 billion and 0.620% over $12.5 billion. The Scudder Global Bond Fund paid $1,401,192 to the Investment Adviser for fiscal year ended October 31, 2004.

F-2

EXHIBIT G

FORM OF ABERDEEN SUB-ADVISORY AGREEMENT WITH AAMI

AGREEMENT made this      day of             , 2005, between [DEUTSCHE ASSET MANAGEMENT INC.] [DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.] (the “Adviser”) and ABERDEEN ASSET MANAGEMENT INC. (the “Sub-Adviser”).

WHEREAS, [Scudder Advisor Funds III] [Scudder MG Investments Trust] [Scudder Portfolio Trust], a Massachusetts business trust/Delaware statutory trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Amended and Restated Investment Advisory Agreement dated [date] (such agreement and any successor agreement thereto, the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment adviser to the [Scudder Lifecycle Long Range Fund series of the Trust (the “Fund”)] [Scudder Fixed Income Fund and Scudder Short Duration Bond Fund series of the Trust (each, a “Fund” and collectively, “Funds”)] [Scudder Income Fund series of the Trust (the “Fund”)] and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Duties of the Sub-Adviser.    Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective(s), policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b)  The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Trustees. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c)  The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by applicable law. The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by applicable law. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)  The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)  The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall also provide the Adviser with such information upon request of the Adviser. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Trust.

(f)  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients.

(g)  The Sub-Adviser shall vote proxies and take corporate action elections with respect to securities held by the Fund in accordance with guidelines established by the Adviser and approved by the Board of Trustees.

(h)  Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in this section with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

(i)  Without further verification or inquiry by the Sub-Adviser, the Sub-Adviser is authorized to rely on instructions or directions provided by (1) the Board of Trustees, officers of the Fund and portfolio managers named in the Fund’s currently effective Prospectus who are employees of the Adviser; and (2) other persons designated by the Adviser and identified to the Sub-Adviser as “Authorized Persons” pursuant to this Agreement, provided that instructions or directions provided pursuant to this Section 1(i)(2) are provided in writing (which may include e-mail or facsimile transmissions).

2.  Duties of the Adviser.    The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions provided pursuant to Section 1(i) of this Agreement, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.  Delivery of Documents.

(a) The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Trust’s Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)  By-Laws of the Trust; and

(iii)  Prospectus of the Fund.

(b)  The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Sub-Adviser’s most recent audited financial statements;

(ii)  An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)  The Sub-Adviser’s Form ADV; and

(iv)  The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.  Certain Representations and Warranties of the Sub-Adviser.

(a)  The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective(s), policies and restrictions contained therein.

(c)  The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)  The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iv).

(e)  The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Trust’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.  Compliance.

(a)  The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective(s), policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)  The Adviser agrees that it shall promptly notify the Sub-Adviser: (i) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; or (iii) in the event that there is a change in the Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement.

(c)  The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d)  The Trust and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents.

6.  Compensation to the Sub-Adviser.

(a)  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be computed daily based on the average daily net assets of the Fund and will be paid to the Sub-Adviser monthly.

(b)  For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.  Expenses.    The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

8.  Standard of Care and Liability of Sub-Adviser.    The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the

Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9.  Disclosure Regarding the Sub-Adviser.

(a)  The Sub-Adviser has reviewed the disclosure about the Sub-Adviser and its management of the Fund contained in the Trust’s proxy statement, registration statement and Prospectus and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser or its management of the Fund contained in the Trust’s proxy statement, registration statement or Prospectus that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser or its management of the Fund in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers to the Fund who are employees of the Sub-Adviser.

10.  Insurance.    The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

11.  Duration and Termination.

(a)  This Agreement shall become effective with respect to the Fund on                     , 2005, and shall remain in full force for a period of two years from such date and from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act. The requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

(b)  This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)  If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)  This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.

(e)  The Sub-Adviser may terminate this Agreement upon ninety (90) days’ written notice to the Adviser.

(f)  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.  Confidentiality.

(a)  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Trust (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the SEC, other regulatory body with applicable jurisdiction, or the Trust’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)  The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:

(i)  Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)  Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)  Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)  Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.  Use of Names.    The Sub-Adviser acknowledges and agrees that the name Scudder (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to Scudder, or [Scudder Lifecycle Long Range Fund] [Scudder Fixed Income Fund] [Scudder Short Duration Fund] [Scudder Income Fund] or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

14.  Governing Law.    This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles.

15.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.  Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:	A. Thomas Smith, Esq.
Managing Director
Global Head Asset Management Legal
[Deutsche Asset Management, Inc.] [Deutsche Investment Management Americas Inc.]
Floor 27
345 Park Avenue
New York, NY 10154

and with a copy (which shall not constitute notice) to:	Mr. Vincent J. Esposito
Managing Director
Head of Product Development & Implementation
[Deutsche Asset Management, Inc.] [Deutsche Investment Management Americas Inc.]
Floor 27
345 Park Avenue
New York, NY 10154

To the Sub-Adviser at:	Mr. Christian Pittard
Chief Executive Officer
Aberdeen Asset Management Inc.
1735 Market Street
Philadelphia, PA 19103

17.  Questions of Interpretation.     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

18.  Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

19.  Miscellaneous.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

[Scudder Advisor Funds III/Scudder Portfolio Trust]: [A copy of the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

[DEUTSCHE ASSET MANAGEMENT, INC.] [DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.]	ABERDEEN ASSET MANAGEMENT INC.

By:	By:

Name:	Name:

Title:	Title:

Appendix A

to the

Sub-Advisory Agreement

between

[DEUTSCHE ASSET MANAGEMENT, INC.]

[DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.]

and

ABERDEEN ASSET MANAGEMENT INC.

Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

[Scudder Lifecycle Long Range Fund	0.18% of average daily net assets]

[Scudder Fixed Income Fund	0.29% of average daily net assets]

[Scudder Short Duration Fund	0.22% of average daily net assets]

[Scudder Income Fund	0.33% of average daily net assets]

EXHIBIT H

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT WITH ABERDEEN IS

AGREEMENT made this      day of             , 2005, between Deutsche Investment Management Americas Inc. (the “Adviser”) and Aberdeen Asset Management Investment Services Limited (formerly Deutsche Asset Management Investment Services Limited) (the “Sub-Adviser”).

WHEREAS, Global/International Fund, Inc., a Maryland corporation (the “Corporation”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Amended and Restated Investment Management Agreement dated [date] (such agreement and any successor agreement thereto, the “Advisory Agreement”) with the Corporation, pursuant to which the Adviser acts as investment manager to the Scudder Global Bond Fund and the Scudder Emerging Markets Income Fund series of the Corporation (each, a “Fund” and collectively, “Funds”) and provides certain investment advisory and other services with respect to each Fund; and

WHEREAS, the Adviser, with the approval of the Corporation’s Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of each Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Duties of the Sub-Adviser.    Subject to supervision and oversight by the Adviser and the Corporation’s Board of Directors, the Sub-Adviser shall manage all of the securities and other assets of each Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective(s), policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Corporation’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b)  The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Corporation’s registration statement and the Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Corporation or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Corporation’s principal underwriter, or any affiliated person of either the Corporation, the Adviser, the Sub-Adviser or any other sub-adviser of the Corporation or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Corporation’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Directors. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Corporation (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Corporation as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Directors, as the case may be, is so obtained.

(c)  The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by applicable law. The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Corporation. The Sub-Adviser shall provide to the Adviser or the Board of Directors such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Directors may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by applicable law. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Corporation with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Corporation obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Corporation’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)  The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the

Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Corporation, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Directors of the Corporation or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Corporation’s officers and to each of its Directors, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Corporation or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors and provide such information as the Board of Directors and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)  The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall also provide the Adviser with such information upon request of the Adviser. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Corporation may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Corporation.

(f)  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Corporation in any way or otherwise be deemed to be an agent of the Fund, the Corporation or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients.

(g)  The Sub-Adviser shall vote proxies and take corporate action elections with respect to securities held by the Fund in accordance with guidelines established by the Adviser and approved by the Board of Directors.

(h)  Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in this section with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

(i)  Without further verification or inquiry by the Sub-Adviser, the Sub-Adviser is authorized to rely on instructions or directions provided by (1) the Board of Directors, officers of the Fund and portfolio managers named in the Fund’s currently effective Prospectus who are employees of the Adviser; and (2) other persons designated by the Adviser and identified to the Sub-Adviser as “Authorized Persons” pursuant to this Agreement, provided that instructions or directions provided pursuant to this Section 1(i)(2) are provided in writing (which may include e-mail or facsimile transmissions).

2.  Duties of the Adviser.    The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Corporation’s constituent documents, the Prospectus, the instructions and directions provided pursuant to Section 1(i) of this Agreement, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.  Delivery of Documents.

(a)  The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Corporation’s Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time (herein called the “Charter”);

(ii)  By-Laws of the Corporation; and

(iii)  Prospectus of the Fund.

(b)  The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Sub-Adviser’s most recent audited financial statements;

(ii)  An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)  The Sub-Adviser’s Form ADV; and

(iv)  The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.  Certain Representations and Warranties of the Sub-Adviser.

(a)  The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective(s), policies and restrictions contained therein.

(c)  The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)  The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Corporation or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Corporation; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iv).

(e)  The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Corporation’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Directors.

5.  Compliance.

(a)  The Sub-Adviser agrees that it shall promptly notify the Adviser and the Corporation: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective(s), policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)  The Adviser agrees that it shall promptly notify the Sub-Adviser: (i) in the event that the SEC has censured the Adviser or the Corporation; placed limitations upon any of their activities, functions or operations; suspended or revoked the

Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; or (iii) in the event that there is a change in the Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement.

(c)  The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d)  The Corporation and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to promptly cooperate with the Corporation and the Adviser and their representatives in connection with requests for such records or other documents.

6.  Compensation to the Sub-Adviser.

(a)  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be computed daily based on the average daily net assets of the Fund and will be paid to the Sub-Adviser monthly.

(b)  For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Directors for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.  Expenses.    The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund or the Corporation) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Corporation’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Corporation.

8.  Standard of Care and Liability of Sub-Adviser.    The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Corporation’s Board of Directors or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9.  Disclosure Regarding the Sub-Adviser.

(a)  The Sub-Adviser has reviewed the disclosure about the Sub-Adviser and its management of the Fund contained in the Corporation’s proxy statement, registration statement and Prospectus and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  The Sub-Adviser agrees to notify the Adviser and the Corporation promptly of: (i) any statement about the Sub-Adviser and its management of the Fund contained in the Corporation’s proxy statement, registration statement or Prospectus that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser or its management of the Fund in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers to the Fund who are employees of the Sub-Adviser.

10.  Insurance.    The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

11.  Duration and Termination.

(a)  This Agreement shall become effective with respect to the Fund on                     , 2005, and shall remain in full force for a period of two years from such date and from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act. The requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

(b)  This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)  If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)  This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Corporation, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.

(e)  The Sub-Adviser may terminate this Agreement upon ninety (90) days’ written notice to the Adviser.

(f)  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.  Confidentiality.

(a)  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Corporation (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the SEC, other regulatory body with applicable jurisdiction, or the Corporation’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)  The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:

(i)  Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)  Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)  Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)  Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.  Use of Names.    The Sub-Adviser acknowledges and agrees that the name Scudder (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Corporation, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to Scudder, or Scudder Global Bond Fund or Scudder Emerging Markets Income Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

14.  Governing Law.    This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles.

15.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.  Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:	A. Thomas Smith, Esq.
Managing Director
Global Head Asset Management Legal
Deutsche Investment Management Americas Inc.
Floor 27
345 Park Avenue
New York, NY 10154

and with a copy (which shall not constitute notice) to:	Mr. Vincent J. Esposito
Managing Director
Head of Product Development & Implementation
Deutsche Investment Management Americas Inc.
Floor 27
345 Park Avenue
New York, NY 10154

To the Sub-Adviser at:	Mr. Steve Ilott
Aberdeen Asset Management
Investment Services Limited
One Bow Churchyard
London, EC4M 9HH
United Kingdom

with a copy to:

Mr. Christian Pittard
Chief Executive Officer
Aberdeen Asset Management Inc.
1735 Market Street
Philadelphia, PA 19103

17.  Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

18.  Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

19.  Miscellaneous.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT	ABERDEEN ASSET MANAGEMENT
MANAGEMENT AMERICAS INC.	INVESTMENT SERVICES LIMITED

By:	By:

Name:	Name:

Title:	Title:

Appendix A

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

Scudder Global Bond Fund	0.23% of average daily net assets
Scudder Emerging Markets Income Fund	0.33% of average daily net assets

EXHIBIT I

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF DeIM

The names of each director and principal executive officers of DeIM are set forth in the table below.

Name and Address*	Position
Michael Colon	Chief Operating Officer and Director
Axel Schwarzer	President, Chief Executive Officer and Director
William A. Gagliardi	Chief Financial Officer, Treasurer and Director
A. Thomas Smith	Secretary and Chief Legal Officer
Mark Cullen	Executive Vice President
Leo P. Grohowski	Executive Vice President
Pierre de Weck	Executive Vice President
Phillip W. Gallo	Chief Compliance Officer

*	The address of all directors and officers, except Mr. de Weck, is 345 Park Avenue, New York, New York 10154. Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF DeAM, INC.

The names of each director and principal executive officers of DeAM, Inc. are set forth in the table below.

Name and Address*	Position
Michael Colon	Chief Operating Officer and Director
William Nelson Shiebler	President, Chief Executive Officer and Director**
William A. Gagliardi	Chief Financial Officer, Treasurer and Director
A. Thomas Smith	Secretary and Chief Legal Officer
Leo P. Grohowski	Executive Vice President
Stephen Robert Burke	Executive Vice President
Phillip W. Gallo	Chief Compliance Officer

*	The address of all directors and officers is 345 Park Avenue, New York, New York 10154.
**	Mr. Shiebler is currently a Trustee of Scudder Advisor Funds III and Scudder MG Investments Trust who is considered an “interested person” of those Trusts as a result of his position with DeAM, Inc.

I-1

EXHIBIT J

FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED OR SUB-ADVISED BY DeAM, Inc., DeIM, AND DeAMIS

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Taxable Income Funds
Scudder Fixed Income Fund	10/31/04	$1,080,523,277	0.40%	Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

Scudder Income Fund	12/31/04	$855,546,941

0.55% to

$250,000,000

0.52% next $750,000,000

0.50% next $1,500,000,000

0.48% next $2,500,000,000

0.45% next $2,500,000,000

0.43% next $2,500,000,000

0.41% next $2,500,000,000

0.40% over $12,500,000,000

				Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

Scudder Short Duration Fund	10/31/04	$188,129,108	0.40%	Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

Scudder High Income Plus Fund	10/31/04	$122,528,009	0.50%	High current income and, as a secondary objective, capital appreciation.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waivers and/or expense limitations.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder High Income Fund	9/30/04	$2,447,798,440

0.58% first $250,000,000

0.55% next $750,000,000

0.53% next $1,500,000,000

0.51% next $2,500,000,000

0.48% next $2,500,000,000

0.46% next $2,500,000,000

0.44% next $2,500,000,000

0.42% over $12,500,000,000

				Highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund’s investment manager considers consistent with reasonable risk.

Scudder Strategic Income Fund	10/31/04	$400,285,472

0.58% to $250,000,000

0.55% next $750,000,000

0.53% next $1,500,000,000

0.51% next $2,500,000,000

0.48% next $2,500,000,000

0.46% next $2,500,000,000

0.44% next $2,500,000,000

0.42% over $12,500,000,000

				High current return.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waivers and/or expense limitations.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder U.S. Government Securities Fund	10/31/04	$3,068,546,837

0.45% to $250,000,000

0.43% next $750,000,000

0.41% next $1,500,000,000

0.40% next $2,500,000,000

0.38% next $2,500,000,000

0.36% next $2,500,000,000

0.34% next $2,500,000,000

0.32% over $12,500,000,000

				High current income, liquidity and security of principal.

Scudder Short-Term Bond Fund	12/31/04	$945,133,734	0.45% to $1,500,000,000 0.425% next $500,000,000 0.40% next $1,000,000,000 0.385% next $1,000,000,000 0.37% next $1,000,000,000 0.355% next $1,000,000,000 0.34% over $6,000,000,000	High income while managing its portfolio in a manner consistent with maintaining a high degree of stability of shareholders’ capital.

Scudder Limited-Duration Plus Fund	9/30/04	$2,128,659,673	0.70%	High income while also seeking to maintain a high degree of stability of shareholders’ capital.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waivers and/or expense limitations.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder Inflation Protected Plus Fund	9/30/05	$ 20,188,686	0.40% to $1.5 billion 0.375% next $500,000,000 0.36% next $1,000,000,000 0.345% next $1,000,000,000 0.33% next $1,000,000,000 0.315% next $1,000,000,000 0.30 over $6 billion	Maximum inflation-adjusted return, consistent with preservation of capital.

Global Growth Funds
Scudder Emerging Markets Fund	10/31/04	$148,204,651	1.25% to $500,000,000 1.20% over $500,000,000	Long-term growth of capital.

Scudder Global Discovery Fund	10/31/04	$500,960,007	1.10%	Above-average capital appreciation over the long term.

Scudder Global Fund	8/31/04	$825,707,634	1.00% to $500,000,000 0.95% next $500,000,000 0.90% next $500,000,000 0.85% next $500,000,000 0.80% over $2,000,000,000	Long-term growth of capital

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waivers and/or expense limitations.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder Gold and Precious Metals Fund	10/31/04	$534,075,394	1.00% to $500,000,000 0.95% over $500,000,000	Maximum return (principal change and income)

Scudder Greater Europe Fund	10/31/04	$352,020,468	1.00% to $1,000,000,000 0.90% next $500,000,000 0.85% next $500,000,000 0.80% over $2,000,000,000	Long-term growth of capital

Scudder International Fund	8/31/04	$1,558,152,488	0.675% to $6,000,000,000 0.625% next $1,000,000,000 0.60% over $7,000,000,000	Long-term growth of capital

Scudder Latin America Fund	10/31/04	$376,292,743	1.25% to $400,000,000 1.15% over $400,000,000	Long-term capital appreciation
Scudder Pacific Opportunities Fund	10/31/04	$102,891,101

0.85% to $250,000,000

0.82% next $750,000,000

0.80% next $1,500,000,000

0.78% next $2,500,000,000

0.75% next $2,500,000,000

0.74% next $2,500,000,000

0.73% next $2,500,000,000

0.72% over $12,500,000,000

				Long-term growth of capital

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waivers and/or expense limitations.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder Japanese Equity Fund	8/31/04	$93,115,505	0.85%	High capital appreciation

Scudder International Equity Fund	10/31/04	$286,876,611	0.65%	Long-term capital appreciation

Scudder International Select Equity Fund	10/31/04	$968,460,077	0.70%	Capital appreciation

Scudder Commodity Securities Fund	10/31/04	$62,419,557	0.95% first $500,000,000 0.90% next $500,000,000 0.85% over $1,000,000,000	Capital appreciation
Global Income Funds
Scudder Emerging Markets Income Fund	10/31/04	$179,614,820	1.00% to $500,000,000 0.95% over $500,000,000	High current income and, secondarily, long-term capital appreciation.

Scudder Global Bond Fund	10/31/04	$181,211,818

0.75% to $250,000,000

0.72% next $750,000,000

0.70% next $1,500,000,000

0.68% next $2,500,000,000

0.65% next $2,500,000,000

0.64% next $2,500,000,000

0.63% next $2,500,000,000

0.62% over $12,500,000,000

				Total return, with an emphasis on current income; capital appreciation is a secondary goal.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waivers and/or expense limitations.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Closed-End Funds
Scudder New Asia Fund, Inc.	12/31/04	$149,619,886	1.25% to $75,000,000 1.15% next $125,000,000 1.10% over $200,000,000	Long-term capital appreciation through investment primarily in the equity securities of Asian companies.

The Brazil Fund, Inc.	6/30/05	$654,649,283	0.60% to $250,000,000 0.575% next $250,000,000 0.55% next $250,000,000 0.525% next $250,000,000 0.50% over $1,000,000,000	Long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Korea Fund, Inc.	6/30/05	$1,300,841,649	0.60% to $250,000,000 0.575% next $250,000,000 0.55% next $250,000,000 0.525% next $250,000,000 0.50% over $1,000,000,000	A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

Scudder Global Commodities Stock Fund, Inc.	6/30/05	$419,770,200	0.90%	Capital appreciation with total return as a secondary objective

The Germany Fund, Inc.	12/31/04	$140,037,022	0.65% to $50,000,000 0.55% over $50,000,000	Investing primarily in equities of major German corporations.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waivers and/or expense limitations.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
The New Germany Fund, Inc.	12/31/04	$265,809,789	0.65% to $100,000,000 0.55% to $500,000,000 0.50% over $500,000,000	Investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

The Central Europe and Russia Fund, Inc.	10/31/04	$292,077,201	0.65% to $100,000,000 0.55% over $100,000,000	Investing primarily in Central European and Russian companies.

Scudder High Income Trust	11/30/04	$194,583,674	0.85% to $250,000,000 0.75% over $250,000,000	Highest current income obtainable consistent with reasonable risk with capital gains secondary

Scudder Multi-Market Income Trust	11/30/04	$194,658,449	0.85%	High current income consistent with prudent total return asset management by investing in a diversified portfolio of investment grade tax-exempt securities

Scudder Strategic Income Trust	11/30/04	$47,749,869	0.85%	High current income

Montgomery Street Income Securities, Inc.	12/31/04	$203,804,997	0.50% to $100,000,000 0.45% next $150,000,000 0.40% next $200,000,000 0.35% over $200,000,000	As high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities

Scudder Global High Income Fund, Inc.	10/31/04	$79,935,118	1.00%	High current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waivers and/or expense limitations.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Insurance/Annuity Products
Bond Portfolio	12/31/04	$177,258,685	0.475%	Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

International Portfolio	12/31/04	$568,020,559	0.875% first $500 million 0.725% over $500 million	Long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.)

Scudder Global Blue Chip Portfolio	12/31/04	$75,573,163	1.00% to $250,000,000 0.95% next $500,000,000 0.90% next $750,000,000 0.85% next $1,500,000,000 0.80% over $3,000,000,000	Long-term capital growth

Scudder International Select Equity Portfolio	12/31/04	$230,570,200	0.75%	Capital appreciation

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waivers and/or expense limitations.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective

Scudder Templeton Foreign Value Portfolio	12/31/04	$5,547,873	0.950% to $250,000,000 0.900% next $250,000,000 0.850% next $500,000,000 0.750% next $1,000,000,000 0.700% next $500,000,000 0.650% over $2,500,000,000	Long-term capital growth

Scudder Fixed Income Portfolio	12/31/04	$298,387,233	0.60%	High current income

Scudder Government & Agency Securities Portfolio	12/31/04	$329,569,695	0.55%	High current income consistent with preservation of capital

Scudder High Income Portfolio	12/31/04	$450,199,442	0.60%	High level of current income

Scudder Strategic Income Portfolio	12/31/04	$83,507,687	0.65%	High current return

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waivers and/or expense limitations.

EXHIBIT K

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF DeAMIS

The names and principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England.

Alexander J.H. Tedder, Director

Annette Jane Fraser, Chairman of the Board and Chief Executive Officer

Marina Bronwen Lund, Director

Mark Pope, Joint Secretary

Paul A. Hogwood, Joint Secretary

Carole H.R. Hofbeck, Chief Compliance Officer

Stephen Raymond Ilott, Head of Fixed Income

K-1

EXHIBIT L

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF

ABERDEEN PLC AND AAMI

The names, address and principal occupations of each director and principal executive officer of Aberdeen PLC and AAMI are set forth in the table below.

Aberdeen Asset Management PLC

Name	Address	Principal Occupation
Charles Irby	125 Blenheim Crescent London W11 2EQ	Chairman of Aberdeen Asset Management PLC.

Martin Gilbert	10 Queen’s Terrace Aberdeen AB10 1YG	Chief Executive Officer of Aberdeen Asset Management PLC.

Andrew Laing	10 Queen’s Terrace Aberdeen AB10 1YG	Chief Operating Officer of Aberdeen Asset Management PLC.

William Rattray	10 Queen’s Terrace Aberdeen AB10 1YG	Finance Director of Aberdeen Asset Management PLC.

Roger Cornick	Mill Barn Farm, Drift Road, Winkfield, Berkshire SL4 4RP	Non executive director of Aberdeen Asset Management PLC.

Anita Frew	51 Elystan Place, Chelsea London, SW3 3JY	Non executive director of Aberdeen Asset Management PLC.

Sir Malcolm Rifkind	Eskgrove House, Inveresk East Lothian	Non executive director of Aberdeen Asset Management PLC.

Donald Waters	Balquhidder, 141 North Deeside Road, Milltimber Aberdeen, B13 0JS	Non executive director of Aberdeen Asset Management PLC.

Giles Weaver	Greywalls, Gullane East Lothian, EH31 2EG	Non executive director of Aberdeen Asset Management PLC.

L-1

Aberdeen Asset Management Inc.

Name	Address	Principal Occupation
Martin Gilbert	10 Queen’s Terrace Aberdeen AB10 1YG	President, Chief Executive Officer of Aberdeen Asset Management PLC.

Beverly Hendry	300 S.E. 2nd Street Suite #820 Ft Lauderdale, FL 33301 USA	Director—Head of Florida office

Andrew Smith	1114 Avenue of the Americas, 34th Floor New York, NY 10036 USA	Chief Financial Officer

Timothy Sullivan	1114 Avenue of the Americas, 34th Floor New York, NY 10036 USA	Director—Vice President Closed End Funds

Susan Mullin	1114 Avenue of the Americas, 34th Floor New York, NY 10036 USA	Director—Head of Institutional Sales

L-2

EXHIBIT M

FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED OR SUB-ADVISED

BY AAMI

Name of Fund	Objective	Fee Rate	Net Assets*
First Trust/Aberdeen Global Opportunities Income Fund	Current income by investing in the world bond markets through a diversified portfolio of debt securities.	0.50%	$332,609,619

*As of July 31, 2005.

M-1

EXHIBIT N

FORM OF INVESTMENT SUB-SUB-ADVISORY AGREEMENT

BETWEEN AAMI AND ABERDEEN IS FOR INCOME FUND

AGREEMENT made this      day of             , 2005, between ABERDEEN ASSET MANAGEMENT INC. (“AAMI”) and ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED (formerly Deutsche Asset Management Investment Services Limited) (“Aberdeen IS”).

WHEREAS, Scudder Portfolio Trust (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has entered into an Amended and Restated Investment Management Agreement dated [date], 2005 (such agreement and any successor agreement thereto, the “Advisory Agreement”) with Deutsche Investment Management Americas Inc. (the “Adviser”), pursuant to which the Adviser acts as investment manager to the Scudder Income Fund series of the Trust (the “Fund”); and

WHEREAS, pursuant to the Advisory Agreement, the Adviser has entered into an Investment Sub-Advisory Agreement dated [date] (such agreement and any successor agreement thereto, the “Sub-Advisory Agreement”) with AAMI, pursuant to which AAMI acts as sub-investment adviser to the Scudder Income Fund series of the Trust (the “Fund”) and provides certain investment advisory services with respect to the Fund; and

WHEREAS, AAMI, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, and the Adviser, desires to retain Aberdeen IS to provide certain investment advisory services in connection with the management of the Fund, and Aberdeen IS is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Duties of Aberdeen IS.    Subject to supervision and oversight by the Adviser, AAMI and the Trust’s Board of Trustees, Aberdeen IS shall manage all of the securities and other assets of the Fund entrusted to it by AAMI hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective(s), policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)  In the performance of its duties and obligations under this Agreement, Aberdeen IS shall act in conformity with the Trust’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b)  Aberdeen IS shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to AAMI from time to time. Aberdeen IS will carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, Aberdeen IS will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, Aberdeen IS shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Trustees, Aberdeen IS may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided Aberdeen IS is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, Aberdeen IS is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Aberdeen IS determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of Aberdeen IS to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, AAMI, Aberdeen IS, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, AAMI, Aberdeen IS or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Trustees. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). Aberdeen IS agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when Aberdeen IS deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Aberdeen IS, Aberdeen IS, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by Aberdeen IS in the manner Aberdeen IS considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Aberdeen IS may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Aberdeen IS may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, Aberdeen IS agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. Aberdeen IS shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c)  Aberdeen IS shall maintain all books and records with respect to transactions involving the Assets required by applicable law. Aberdeen IS shall keep the Adviser and AAMI informed of developments materially affecting the Fund or the Trust. Aberdeen IS shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

Aberdeen IS shall keep the books and records relating to the Assets required to be maintained by Aberdeen IS under this Agreement and shall timely furnish to the Adviser all information relating to Aberdeen IS’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by applicable law. Aberdeen IS shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. Aberdeen IS agrees that all records that it maintains on behalf of the Fund are the property of the Fund and Aberdeen IS will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that Aberdeen IS may retain a copy of such records. Aberdeen IS agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, Aberdeen IS shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request. Aberdeen IS shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)  Aberdeen IS will also make its officers and employees available to meet with the officers of the Adviser or AAMI and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, Aberdeen IS shall, on Aberdeen IS’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, Aberdeen IS will furnish to the Adviser and Trust’s officers and to each of its Trustees, at Aberdeen IS’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request. In addition, Aberdeen IS shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. Aberdeen IS will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to Aberdeen IS of providing advisory services hereunder.

(e)  Aberdeen IS shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. Aberdeen IS shall also provide the Adviser or AAMI with such information upon request of the Adviser or AAMI, as applicable. Aberdeen IS shall provide such sub-certifications as officers of the Adviser, AAMI or the Trust may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Trust.

(f)  In the performance of its duties hereunder, Aberdeen IS is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which Aberdeen IS gives any advice to its clients concerning the shares of the Fund, Aberdeen IS will act solely as investment counsel for such clients and not in any way on behalf of the Fund. Aberdeen IS’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that Aberdeen IS may render investment advice, management and other services to other investment companies and clients.

(g)  AAMI shall vote proxies and take corporate action elections with respect to securities held by the Fund in accordance with guidelines established by the Adviser and approved by the Board of Trustees.

(h)  Without further verification or inquiry by Aberdeen IS, Aberdeen IS is authorized to rely on instructions or directions provided by (1) the Board of Trustees, officers of the Fund and portfolio managers named in the Fund’s currently effective Prospectus who are employees of the Adviser; and (2) other persons designated by the Adviser and identified to AAMI as “Authorized Persons” pursuant to this Agreement, provided that instructions or directions provided pursuant to this Section 1(h)(2) are provided in writing (which may include e-mail or facsimile transmissions).

2.  Duties of AAMI.    AAMI shall continue to have responsibility for all services to be provided to the Fund pursuant to the Sub-Advisory Agreement and shall supervise and oversee Aberdeen IS’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve Aberdeen IS of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions provided pursuant to Section 1(h) of this Agreement, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.  Delivery of Documents.

(a)  The Adviser has furnished Aberdeen IS with copies properly certified or authenticated of each of the following documents:

(i)  The Trust’s Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)  By-Laws of the Trust; and

(iii)  Prospectus of the Fund.

(b)  Aberdeen IS has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)  Aberdeen IS’s most recent audited financial statements;

(ii)  An organizational chart showing public companies and registered broker-dealers affiliated with Aberdeen IS;

(iii)  Aberdeen IS’s Form ADV; and

(iv)  Aberdeen IS’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.  Certain Representations and Warranties of Aberdeen IS.

(a)  Aberdeen IS represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which Aberdeen IS is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. Aberdeen IS covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  Aberdeen IS represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective(s), policies and restrictions contained therein.

(c)  Aberdeen IS represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940

Act. The Aberdeen IS represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by Aberdeen IS and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)  Aberdeen IS represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser (other than AAMI and other affiliates of the ultimate parent of AAMI and Aberdeen IS, Aberdeen Asset Management PLC); (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of Aberdeen IS, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in Aberdeen IS other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). Aberdeen IS agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iv).

(e)  Aberdeen IS represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. Aberdeen IS agrees to provide the Fund, the Adviser, and AAMI (upon request) from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. Aberdeen IS agrees to cooperate with the Trust’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.  Compliance.

(a)  Aberdeen IS agrees that it shall promptly notify the Adviser, AAMI and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify Aberdeen IS from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in Aberdeen IS, financial or otherwise, that adversely affects its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of Aberdeen IS’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective(s), policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)  Aberdeen IS shall immediately forward, upon receipt, to the Adviser and AAMI any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d)  The Trust, the Adviser and AAMI shall be given access to any and all records or other documents of Aberdeen IS at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to Aberdeen IS relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of Aberdeen IS for their own accounts and on behalf of other clients. Aberdeen IS agrees to promptly cooperate with the Trust, the Adviser and AAMI and their representatives in connection with requests for such records or other documents.

6.  Compensation to Aberdeen IS.

(a)  For the services to be provided by Aberdeen IS pursuant to this Agreement, AAMI will pay Aberdeen IS, and Aberdeen IS agrees to accept, a sub-sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be computed daily based on the average daily net assets of the Fund and will be paid to Aberdeen IS monthly following the payment by the Adviser of the fee payable to AAMI pursuant to the Sub-Advisory Agreement.

(b)  For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.  Expenses.    Aberdeen IS shall bear all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement.

8.  Standard of Care and Liability of Aberdeen IS.    Aberdeen IS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect Aberdeen IS against any liability to the Adviser, AAMI, the Fund or its shareholders by reason of: (a) Aberdeen IS’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) Aberdeen IS’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9.  Disclosure Regarding Aberdeen IS.

(a)  Aberdeen IS has reviewed the disclosure about Aberdeen IS and its management of the Fund contained in the Trust’s proxy statement, registration statement and Prospectus and represents and warrants that, with respect to such disclosure about Aberdeen IS or information related, directly or indirectly, to Aberdeen IS, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  Aberdeen IS agrees to notify AAMI, the Adviser and the Trust promptly of: (i) any statement about Aberdeen IS or its management of the Fund contained in the Trust’s proxy statement, registration statement or Prospectus that becomes untrue in any material respect, (ii) any omission of a material fact about Aberdeen IS or its management of the Fund in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in Aberdeen IS, including any change in its ownership or key employees, including portfolio managers to the Fund who are employees of Aberdeen IS.

10.  Insurance.    Aberdeen IS shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by Aberdeen IS in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

11.  Duration and Termination.

(a)  This Agreement shall become effective with respect to the Fund on                     , 2005, and shall remain in full force for a period of two years from such date and from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act. The requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

(b)  This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement or the Sub-Advisory Agreement.

(c)  AAMI has the right to terminate this Agreement upon immediate notice to Aberdeen IS.

(d)  This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser, AAMI and Aberdeen IS. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to AAMI and Aberdeen IS.

(e)  Aberdeen IS may terminate this Agreement upon ten (10) days’ written notice to the Adviser and AAMI.

(f)  Termination of this Agreement shall not affect the right of Aberdeen IS to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.  Confidentiality.

(a)  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto, the Adviser or the Trust (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the SEC, other regulatory body with applicable jurisdiction, or the Trust’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)  The Adviser and AAMI, on behalf of the Fund, have legitimate business reasons to disclose to Aberdeen IS certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. Aberdeen IS agrees that it:

(i)  Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)  Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)  Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to Aberdeen IS other than through disclosure by the Fund, the Adviser, AAMI, an affiliated person of the Fund, the Adviser or AAMI or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that Aberdeen IS will not make any such disclosure without first notifying the Adviser, AAMI and the Fund and allowing the Adviser, AAMI or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)  Will notify the Adviser and AAMI if Aberdeen IS has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.  Use of Names.    Aberdeen IS acknowledges and agrees that the name Scudder (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that Aberdeen IS shall use the name Scudder, and associated abbreviations and logos, only in connection with Aberdeen IS’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Aberdeen IS agrees to obtain prior written approval from the Adviser before using or referring to Scudder, or Scudder Income Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit Aberdeen IS from referring to the performance of the Fund in Aberdeen IS’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

14.  Governing Law.    This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles.

15.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.  Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:	A. Thomas Smith, Esq.
Managing Director
Global Head Asset Management Legal
Deutsche Investment Management Americas, Inc.
Floor 27
345 Park Avenue
New York, NY 10154

and with a copy (which shall not constitute notice) to:

Mr. Vincent J. Esposito
Managing Director
Head of Product Development & Implementation
Deutsche Investment Management Americas, Inc.
Floor 27
345 Park Avenue
New York, NY 10154

To AAMI at:	Through November 30, 2005 (subject to change)

Mr. Christian Pittard
Aberdeen Asset Management Inc.
1114 Avenue of the Americas, 34th Floor
New York, NY 10036

Starting December 1, 2005 (subject to change)

Mr. Christian Pittard
Chief Executive Officer
Aberdeen Asset Management Inc.
1735 Market Street
Philadelphia, PA 19103

To Aberdeen IS at:	Starting December 1, 2005 (subject to change)

Mr. Steve Ilott
Aberdeen Asset Management
Investment Services Limited
One Bow Churchyard
London, EC4M 9HH
United Kingdom

17.  Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

18.  Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

19.  Miscellaneous.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ABERDEEN ASSET MANAGEMENT INC.	ABERDEEN ASSET MANAGEMENT
INVESTMENT SERVICES LIMITED

By:	By:

Name:	Name:

Title:	Title:

Appendix A

to the

Investment Sub-Sub-Advisory Agreement

between

ABERDEEN ASSET MANAGEMENT INC.

and

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

Pursuant to Section 6, AAMI shall pay Aberdeen IS compensation at an annual rate as follows:

Scudder Income Fund	0.05% of average daily net assets*

*	15% of the sub-advisory fee received by AAMI under the Sub-Advisory Agreement.

EXHIBIT O

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

FOR INTERNATIONAL SELECT EQUITY FUND

THIS AGREEMENT is made as of the                      day of                     , 2005 by and between SCUDDER MG INVESTMENTS TRUST, a Delaware statutory trust (the “Trust”), on behalf of the series listed on Schedule A and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the “Advisor”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies;

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.  Appointment of Investment Advisor.    The Trust hereby appoints the Advisor to act as the investment advisor of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as a “Series” and collectively as the “Series”). The Advisor shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

2.  Delivery of Documents.    The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

(a)  The Trust’s Declaration of Trust, filed with the State of Delaware on September 13, 1993 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(b)  The Trust’s Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Trust Agreement”);

(c)  Resolutions of the Trust’s Board of Trustees and shareholders authorizing the appointment of the Advisor and approving this Agreement;

(d)  The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”) (File No. 33-68704) and under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) relating to the shares of the Trust and its series, and all amendments thereto; and

(e)  Each Series’ most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called “Prospectus”).

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

The Advisor will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

3.  Duties of Investment Advisor.    In carrying out its obligations under Section 1 hereof, the Advisor shall:

(a)  supervise and manage all aspects of a Series’ operations, except for distribution services;

(b)  formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c)  provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office;

(d)  obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series’ portfolio;

(e)  determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board of Trustees; and

(f)  take all actions necessary to carry into effect a Series’ purchase and sale programs.

4.  Portfolio Transactions.    The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information. The Advisor will promptly communicate to a Series’ administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Subject to the policies established by the Board in compliance with applicable law, the Advisor may direct DB Securities, Inc. (“DB Securities”) or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.” If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

The Trust on behalf of a Series will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series’ order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

5.  Control by Board of Trustees.    Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

6.  Compliance with Applicable Requirements.    In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a)  all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

(b)  the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

(c)  the provisions of the Declaration of Trust;

(d)  the provisions of the Trust Agreement; and

(e)  any other applicable provisions of state and federal law.

7.  Expenses.    The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the Advisor as follows:

(a) The Advisor shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

(b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

8.  Delegation of Advisory Services.    Subject to the prior approval of a majority of the members of the Trust’s and the Series’ Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor’s duties enumerated in section 1 hereof; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

Subject to the prior approval of a majority of the members of the Trust’s and the Series’ Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of the Advisor or of the Trust or Series (other than by reason of serving as an investment advisor to the Series) (each a “sub-advisor”), to the extent permitted by applicable law, certain of the Advisor’s duties enumerated in section 1 hereof; provided, that the Advisor shall continue to supervise the services provided by such sub-advisor and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-advisor or delegate, the portion of portfolio assets of the Series that the sub-advisor or delegate shall manage and the fees to be paid to the sub-advisor or delegate by the Advisor under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of a majority of the members of the Trust’s and the Series’ Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act.

9.  Compensation.    For the services to be rendered and the expenses assumed by the Advisor, the Trust shall pay to the Advisor monthly compensation in accordance with Schedule A.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In the event of termination of this Agreement, the investment advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

10.  Non-Exclusivity.    The services of the Advisor to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

11.  Additional Series and Classes.    In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of Shares or class of Shares and the execution of an amended Appendix A reflecting the applicable names and terms.

12.  Duration and Termination.    This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the Advisor to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days’ written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the term “assignment” shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

13.  Limitation of Liability of the Advisor; Indemnification.    The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

14.  Notices.    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust, One South Street, Baltimore, Maryland 21202, if to the Advisor, 345 Park Avenue, New York, New York 10154.

15.  Severability.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.  Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

17.  Reports.    The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

18.  Certain Records.    Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

19.  Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

20.  Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

SCUDDER MG INVESTMENTS TRUST on behalf of the series listed in Schedule A

Attest:	By:

Name:	Name:

Title:	Title:

DEUTSCHE ASSET MANAGEMENT, INC.

Attest:	By:

Name:	Name:

Title:	Title:

SCHEDULE A

TO

INVESTMENT ADVISORY AGREEMENT

MADE AS OF                     , 2005

BETWEEN SCUDDER MG INVESTMENTS TRUST, on behalf of the following series, AND DEUTSCHE ASSET MANAGEMENT, INC.

Series	Investment Advisory Fee
International Select Equity Fund	0.70%

RW-MULTI2005

SRA_15686

FORM OF PROXY CARD

To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card below at hand.

2)	Call .

3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card below at hand.

2)	Go to Website www. .com.

3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

Scudder Funds

[Name of Fund]

345 Park Avenue, New York, New York 10154

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

4:00 p.m., Eastern time,

on November 18, 2005

The undersigned hereby appoints Patricia DeFilippis, John Millette and Caroline Pearson, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”) to be held at 4:00 P.M., New York time, on Friday, November 18, 2005 at the officers of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10017, and any adjournment or postponement thereof, including any adjournment for the purpose of soliciting further votes in favor of the proposals, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of Notice of the Special Meeting and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I, Proposal II, Proposal III, and Proposal IV. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of the Special Meeting and the related Proxy Statement is hereby acknowledged.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES / DIRECTORS WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES / DIRECTORS RECOMMEND A VOTE FOR PROPOSALS I, II, III and IV.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN

THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

[NAME OF FUND]

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

VOTE ON PROPOSALS

I.       (All funds except Scudder International Select Equity Fund) and Scudder Lifecycle Long Range Fund

To approve an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc. (“DeAM, Inc.”) (for Scudder Fixed Income Fund and Scudder Short Duration Fund) or Deutsche Investment Management Americas Inc. (“DeIM”) (for Scudder Income Fund, Scudder Global Bond Fund and Scudder Emerging Markets Income Fund).

FOR  ☐    AGAINST  ☐    ABSTAIN  ☐

II.      (All funds except Scudder International Select Equity Fund)

To approve a new Sub-Advisory Agreement between DeAM, Inc. or DeIM and Aberdeen Asset Management Inc. (“AAMI”) or Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”).

FOR  ☐    AGAINST  ☐    ABSTAIN  ☐

IV. (Scudder International Select Equity Fund only) To approve a new Investment Management Agreement between Scudder MG Investments Trust and DeAM, Inc. FOR ☐ AGAINST ☐ ABSTAIN ☐
III. (Scudder Income Fund Only) To approve a new Sub-Sub-Advisory Agreement between AAMI and Aberdeen IS with respect to the Fund. FOR ☐ AGAINST ☐ ABSTAIN ☐	The appointed proxies will vote on any other business as may properly come before the Special Meeting

Signature (Please sign within box) Date	Signature (Joint Owners) Date